                                        SECURITIES AND EXCHANGE COMMISSION
                                              WASHINGTON, D.C. 20549

                                   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                                        THE SECURITIES EXCHANGE ACT OF 1934

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                                               PUBLIC STORAGE, INC.
                                 (Name of Registrant as Specified in Its Charter)

                                    __________________________________________
                     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY

                                                                                  PUBLIC STORAGE, INC.

                                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                                   MAY 10, 2001

                  The  Annual  Meeting  of  Shareholders of  Public  Storage,  Inc., a California  corporation (the
"Company"),  will be held at the Hilton Glendale,  100 West Glenoaks Boulevard,  Glendale,  California,  on May 10,
2001, at the hour of 1:00 p.m. Los Angeles time, for the following purposes:

                  1.      To elect directors for the ensuing year.

                  2.      To vote upon an amendment to the Certificate of Determination of the Equity Stock, Series
                          A to extend the date on or after which the Company may redeem the Equity Stock,  Series A from March 31, 2005 to March 31, 2010.

                  3.      To approve the adoption of the Company's 2001 Stock Option and Incentive Plan.

                  4.      To consider and act upon such other  matters as may  properly  come before the meeting or any adjournment of the meeting.

                  The  Board of  Directors  has  determined  that  only  holders  of  record  of  Common  Stock and
Depositary Shares  ("Depositary  Shares") Each Representing  1/1,000 of a Share of Equity Stock,  Series A ("Equity
Stock") at the close of  business  on March 15,  2001 will be  entitled  to receive  notice of, and to vote at, the meeting or any adjournment of the meeting.  Each Depositary  Share  represents  1/1,000 of a share of Equity Stock, which has been deposited with Fleet National Bank, as Depositary (the "Depositary").

                  Please mark your vote on the enclosed  Proxy/Instruction  Card, then date, sign and promptly mail the Proxy/Instruction Card in the stamped return envelope included with these materials.

                  Holders  of record of Common  Stock and  Depositary  Shares are  cordially  invited to attend the meeting in person.  If a holder of Common Stock  and/or  Depositary  Shares does attend and has already  signed and returned the  Proxy/Instruction  Card, the holder may nevertheless  change his or her vote at the meeting, in which case the holder's  Proxy/Instruction  Card will be disregarded.  Therefore,  whether or not you presently intend to attend  the  meeting in  person,  you are urged to mark your vote on the  Proxy/Instruction  Card,  date,  sign and return it.

                                                    By Order of the Board of Directors

                                                           SARAH HASS, Secretary

Glendale, California
March ___, 2001

                                                                                  PUBLIC STORAGE, INC.

                                                701 Western Avenue
                                          Glendale, California 91201-2349

                                                  PROXY STATEMENT

                                          ANNUAL MEETING OF SHAREHOLDERS

                                                   May 10, 2001

                                                      GENERAL

                  This Proxy Statement (first mailed to shareholders on or about  March ___,  2001) is furnished in connection with the  solicitation by the Board of Directors of Public Storage,  Inc. (the "Company") of proxies for use at the  Company's  Annual  Meeting  of  Shareholders  to be held at the  Hilton  Glendale,  100  West  Glenoaks
Boulevard,  Glendale,  California  at 1:00 p.m.  Los  Angeles  time on May 10,  2001 or at any  adjournment  of the meeting.  The  purposes  of the  meeting  are:  (1) to  elect ten  directors  of the  Company;  (2) to vote upon an amendment to the Certificate of  Determination  of the Equity Stock,  Series A to extend the date on or after which the  Company  may redeem the Equity  Stock,  Series A  from March 31, 2005 to March 31,  2010;  (3) to  approve the adoption of the Company's  2001 Stock Option and Incentive  Plan;  and (4) to  consider such other  business as may properly be brought before the meeting or any adjournment of the meeting.

                                                 QUORUM AND VOTING

Record Date and Quorum

                  Only  holders  of  record of  Common  Stock and  Depositary  Shares  ("Depositary  Shares")  Each
Representing  1/1,000 of a Share of Equity Stock,  Series A  ("Equity Stock") at the close of business on March 15,
2001 (the  "Record  Date") will be entitled to vote at the meeting,  or at any  adjournment  of the  meeting.  Each
Depositary  Share  represents  1/1,000 of one share of Equity Stock. The Equity Stock has been deposited with Fleet
National Bank, as Depositary  (the  "Depositary").  On the Record Date, the Company had  _______________  shares of
Common Stock issued and outstanding  (before  redemptions of __________ shares of Common Stock not reflected in the transfer agent's records as of the Record Date) and 5,635,602 Depositary Shares,  representing  5,635.602 shares of
Equity Stock, issued and outstanding.

                  The  presence  at the  meeting in person or by proxy of the  holders of a majority  of the voting power represented by the outstanding  shares of Common Stock and Equity Stock,  counted together as a single class, is necessary to constitute a quorum for the transaction of business.

Voting of Proxy/Instruction Card

                  If a  Proxy/Instruction  Card in the  accompanying  form is  properly  executed  and is  received before the voting, the persons designated as proxies will vote the shares of Common Stock represented  thereby,  if any, in the manner  specified,  and the Depositary  will vote the Equity Stock  underlying  the  Depositary  Shares represented  thereby,  if any, in the manner  specified.  If no  specification  is made, the persons  designated as proxies  will  vote the  shares  of  Common  Stock  represented  by the  Proxy/Instruction  Card,  if any,  and the
Depositary will vote the Equity Stock underlying the Depositary Shares represented by the  Proxy/Instruction  Card, if any,  FOR the election as directors of the  nominees  named  hereinafter  and for the approval of  proposals (2)
and (3).  If any nominee becomes  unavailable to serve,  the persons  designated as proxies and the Depositary will vote for the person,  if any,  designated  by the Board of Directors to replace that nominee.  A  Proxy/Instruction
Card is revocable by delivering a subsequently signed and dated  Proxy/Instruction  Card or other written notice to the Company or the Depositary at any time before the voting.  A  Proxy/Instruction  Card may also be revoked if the person executing the Proxy/Instruction Card is present at the meeting and chooses to vote in person.

                  If  you  participate  in  the  PS   401(k)/Profit   Sharing  Plan  (the  "401(k)   Plan"),   your
Proxy/Instruction  Card will also serve as a voting  instruction for the trustee of the 401(k) Plan (the "Trustee")
with respect to the amount of shares of Common Stock and/or  Depositary  Shares  credited to your account as of the
Record Date.  If you provide  voting  instructions  via your  Proxy/Instruction  Card with respect to shares in the
401(k) Plan,  the Trustee will vote those  shares of Common Stock in the manner  specified  and/or the Trustee will instruct the Depositary to vote the Equity Stock  underlying those Depositary  Shares in the manner  specified.  If you do not provide voting instructions via your  Proxy/Instruction  Card with respect to shares in the 401(k) Plan, the Trustee will vote those  shares of Common Stock at its  discretion  and/or the Trustee at its  discretion  will instruct the Depositary with respect to the voting of the Equity Stock underlying those Depositary Shares.

                  Holders of Common  Stock and holders of Equity  Stock vote  together as one class.  With  respect to the  election  of  directors,  (i) each  holder of Common  Stock on the Record  Date is entitled to cast as many votes as there are  directors  to be  elected  multiplied  by the  number of shares  registered  in his name on the
Record Date and  (ii) each  holder of Equity  Stock is entitled to cast as many votes as there are  directors to be elected  multiplied by 100 times the number of shares of Equity Stock  registered in its name  (equivalent  to 1/10 the  number of  Depositary  Shares  registered  in the  holder's  name).  The  holder  may  cumulate  his votes for directors by casting all of his votes for one candidate or by  distributing  his votes among as many  candidates as he chooses.  The ten  candidates  who receive the most votes will be elected  directors of the  Company.  In voting upon  proposals (2)  and (3) and any other proposal that might properly come before the meeting,  each  outstanding share of Common Stock  entitles  the holder to one vote and each  outstanding  share of Equity  Stock  entitles the holder to 100 votes  (equivalent to 1/10 of a vote per Depositary  Share).  The number of votes required to approve proposals (2) and (3) is set forth in the description of those proposals in this Proxy Statement.

                                                  PROPOSAL NO. 1

                                               ELECTION OF DIRECTORS

                  Ten  directors,  constituting  the  entire  Board of  Directors,  are to be elected at the Annual
Meeting of  Shareholders,  to hold office until the next annual meeting and until their  successors are elected and qualified.  When the accompanying  Proxy/Instruction  Card is properly executed and returned before the voting, the persons  designated as proxies and the Trustee will vote the shares of Common Stock  represented  thereby,  if any, and the Depositary will vote the Equity Stock  underlying the Depositary  Shares  represented  thereby,  if any, in the manner  indicated on the  Proxy/Instruction  Card. If any nominee below becomes  unavailable  for any reason or if any vacancy on the Company's  Board of Directors  occurs before the election,  the shares of Common Stock and/or the shares of Equity Stock underlying  Depositary  Shares  represented by a  Proxy/Instruction  Card voted for that nominee,  will be voted for the person,  if any,  designated by the Board of Directors to replace the nominee or to fill the vacancy on the Board.  However,  the Board of Directors  has no reason to believe that any nominee will be unavailable  or that any vacancy on the Board of  Directors  will occur.  The  following  persons are  nominees for director:

                        Name                         Age                 Director Since

                  B. Wayne Hughes                     67                       1980
                  Harvey Lenkin                       64                       1991
                  Marvin M. Lotz                      58                       1999
                  B. Wayne Hughes, Jr.                41                       1998
                  Robert J. Abernethy                 61                       1980
                  Dann V. Angeloff                    65                       1980
                  William C. Baker                    67                       1991
                  Thomas J. Barrack, Jr.              53                       1998
                  Uri P. Harkham                      52                       1993
                  Daniel C. Staton                    48                       1999

                  B. Wayne  Hughes  has been a  director  of the  Company  since its  organization  in 1980 and was
President and Co-Chief  Executive  Officer from 1980 until November 1991 when he became  Chairman of Board and sole
Chief Executive  Officer.  Mr. Hughes was Chairman of the Board and Chief  Executive  Officer from 1990 until March
1998 of Public Storage  Properties XI,  Inc., which was renamed  PS Business  Parks, Inc.  ("PSBP"),  an affiliated
REIT.  From  1989-90  until the  respective  dates of  merger,  he was  Chairman  of the Board and Chief  Executive
Officer  of  18  affiliated  REITs  that  were  merged  into  the  Company  between  September  1994  and  May 1998
(collectively,  the "Merged  Public  Storage  REITs").  Mr.  Hughes has been  active in the real estate  investment field for over 30 years.  He is the father of B. Wayne Hughes, Jr.

                  Harvey Lenkin became  President and a director of the Company in November  1991.  Mr. Lenkin  has been  employed by the Company for 23 years.  He has been a director of PSBP since March 1998 and was  President  of
PSBP  (formerly  Public  Storage  Properties  XI, Inc.) from 1990 until March 1998. Mr. Lenkin was President of the
Merged Public  Storage REITs from 1989-90  until the  respective  dates of merger and was also a director of one of those  REITs,  Storage  Properties,  Inc.  ("SPI"),  from  1989  until  June  1996.  He is a member of the Board of
Governors of the National Association of Real Estate Investment Trusts, Inc. (NAREIT).

                  Marvin M. Lotz  became a director  of the  Company in May 1999.  Mr.  Lotz has been a Senior Vice
President of the Company  since  November 1995 and President of the Property  Management  Division  since 1988 with overall  responsibility  for  the  Company's  mini-warehouse  operations.  He had  overall  responsibility  for the
Company's property acquisitions from 1983 until 1988.

                  B. Wayne  Hughes,  Jr.  became a director of the Company in January 1998. He has been employed by the Company since 1989 and has been Vice  President - Acquisitions  of the Company since 1992.  Mr. Hughes,  Jr. is involved in the  coordination  and direction of the Company's  acquisition  and development  activities.  He is the son of B. Wayne Hughes.

                  Robert J. Abernethy,  Chairman of the Audit  Committee,  has been President of American  Standard
Development Company and of Self-Storage Management Company, which develop and operate  mini-warehouses,  since 1976 and 1977,  respectively.  Mr. Abernethy has been a director of the Company since its  organization.  He is a member of the board of trustees  of Johns  Hopkins  University,  a director of  Marathon  National  Bank,  a member of the
California  State Board of  Education  and a  California  Transportation  Commissioner.  Mr.  Abernethy is a former member  of the  board  of  directors  of the Los  Angeles  County  Metropolitan  Transportation  Authority  and the
Metropolitan  Water  District of Southern  California and a former  Planning  Commissioner  and  Telecommunications
Commissioner and former Vice-Chairman of the Economic Development Commission of the City of Los Angeles.

                  Dann V.  Angeloff has been  President of the Angeloff  Company,  a corporate  financial  advisory firm,  since 1976. The Angeloff  Company has rendered,  and is expected to continue to render,  financial  advisory and securities  brokerage  services for the Company.  Mr. Angeloff is the general partner of a limited  partnership that owns a  mini-warehouse  operated by the Company and which  secures a note owned by the  Company.  Mr. Angeloff has been a director of the Company  since its  organization.  He is a director of  AremisSoft  Corporation,  Balboa
Capital  Corporation,  Nicholas/Applegate  Fund,  ReadyPac Produce, Inc.,  Royce Medical Company  and  xDimentional
Technologies, Inc.  He was a director of SPI from 1989 until June 1996.

                  William C. Baker, a member of the Audit  Committee,  became a director of the Company in November
1991.  Since  August  1998,  he has been  President  of  Meditrust  Operating  Company,  a paired share real estate investment  trust.  From January 1999 until June 1999,  Mr. Baker was President and Chief Executive  Officer of Los
Angeles Turf Club,  Incorporated,  which  operates the Santa Anita  Racetrack and is a  wholly-owned  subsidiary of
Magna  International  Inc. From November 1997 until December 1998, he was Chairman of the Board and Chief Executive
Officer of The Santa Anita Companies,  Inc., a wholly-owned  subsidiary of Meditrust  Operating  Company which then operated  the Santa Anita  Racetrack.  From August 1996 until  November  1997,  Mr. Baker was Chairman of the Board and Chief  Executive  Officer of Santa  Anita  Operating  Company and  Chairman of the Board of Santa Anita  Realty
Enterprises,  Inc., the companies which were merged with Meditrust in November 1997.  From  April 1993  through May
1995, he was President of Red Robin  International,  Inc., an operator and franchisor of casual dining  restaurants in the United  States and Canada.  From  January  1992  through  December 1995,  Mr.  Baker was  Chairman and Chief
Executive Officer of Carolina Restaurant  Enterprises,  Inc., a franchisee of Red Robin  International,  Inc. Since
1991, he has been Chairman of the Board of Coast Newport  Properties,  a real estate brokerage  company.  From 1976 to 1988,  Mr. Baker was a principal  shareholder  and Chairman and Chief  Executive  Officer of Del Taco,  Inc., an
operator and  franchisor  of fast food  restaurants  in  California.  He is a director of Callaway Golf Company and
Meditrust Operating Company.

                  Thomas J. Barrack,  Jr. became a director of the Company in February  1998.  Mr. Barrack has been the Chairman and Chief Executive  Officer of Colony Capital,  Inc. since  September 1991.  Colony Capital,  Inc. is one of the largest real estate  investors in America,  having  acquired  properties  in the U.S.,  Europe and Asia.
Prior to founding  Colony  Capital,  Inc.,  from 1987 to 1991,  Mr. Barrack was a principal with the Robert M. Bass
Group,  Inc.,  the principal  investment  vehicle for Robert M. Bass of Fort Worth,  Texas.  From 1985 to 1987, Mr.
Barrack was President of Oxford Ventures,  Inc., a Canadian-based  real estate  development  company.  From 1984 to
1985 he was Senior Vice  President at E.F.  Hutton  Corporate  Finance in New York.  Mr.  Barrack was  appointed by
President  Ronald Reagan as Deputy Under  Secretary at the U.S.  Department of the Interior from 1982 to 1983.  Mr.
Barrack currently is a director of Continental Airlines, Inc. and Kennedy-Wilson, Inc.

                  Uri P.  Harkham  became  a  director  of the  Company  in  March 1993.  Mr. Harkham  has been the
President and Chief  Executive  Officer of the Jonathan  Martin  Fashion  Group,  which  specializes  in designing, manufacturing  and marketing  women's  clothing,  since its organization in 1976. Since 1978,  Mr. Harkham has been the Chairman of the Board of Harkham  Properties,  a real estate firm  specializing in buying and managing  fashion warehouses in Los Angeles.

                  Daniel C.  Staton,  a member of the Audit  Committee,  became a director  of the Company in March
1999 in connection  with the merger of Storage  Trust Realty,  a real estate  investment  trust,  with the Company.
Mr.  Staton was Chairman of the Board of Trustees of Storage  Trust Realty from  February 1998 until March 1999 and a Trustee of Storage  Trust  Realty  from  November  1994 until  March  1999.  He is  President  of Walnut  Capital
Partners,  an investment and venture  capital  company.  Mr. Staton was the Chief  Operating  Officer and Executive
Vice President of Duke Realty Investments,  Inc. from 1993 to 1997 and a director of Duke Realty Investments,  Inc.
from 1993  until  August  1999.  From 1981 to 1993,  Mr.  Staton  was a  principal  owner of Duke  Associates,  the predecessor  of Duke Realty  Investments,  Inc.  Prior to joining  Duke  Associates  in 1981,  he was a partner and general  manager of his own moving  company,  Gateway Van & Storage,  Inc.  in St.  Louis,  Missouri.  From 1986 to
1988, Mr. Staton served as president of the Greater  Cincinnati  Chapter of the National  Association of Industrial
and Office Parks.

Directors and Committee Meetings

                  The Board of  Directors  held seven  meetings  and the Audit  Committee  held one meeting  during
2000.  Each of the  directors,  except for Thomas J.  Barrack,  Jr.,  attended at least 75% of the meetings held by the Board of  Directors  or,  if a member  of a  committee  of the  Board of  Directors,  held by both the Board of
Directors and all  committees of the Board of Directors on which he served,  during 2000 (during the period that he served).  The  primary  functions  of the Audit  Committee  are to meet with the  Company's  outside  auditors,  to conduct a pre-audit  review of the audit  engagement,  to conduct a post-audit  review of the results of the audit, to monitor the adequacy of internal  financial  controls of the Company,  to review the independence of the outside auditors  and to make  recommendations  to the Board of  Directors  regarding  the  appointment  and  retention  of auditors.  The Company does not have a compensation  or a nominating  committee.  During 2000,  executive  officers received  grants of awards under the Company's  1996 Stock Option and Incentive  Plan only with the approval of the
Audit  Committee.  [In March  2001,  the  Board of  Directors  appointed  an  Executive  Equity  Awards  Committee, consisting of William C. Baker,  Chairman,  and Daniel C. Staton.  If the Company's  shareholders  approve the 2001
Stock Option and Incentive Plan hereby  submitted for approval,  executive  officers would receive grants of awards under the 2001 Stock Option and Incentive Plan only with the approval of the Executive Equity Awards Committee.]

Security Ownership of Certain Beneficial Owners

                  The following  table sets forth  information  as of the dates  indicated  with respect to persons known to the Company to be the  beneficial  owners of more than 5% of the  outstanding  shares of the Common  Stock
("Common Shares") or the Depositary Shares:

                                                                                   Depositary Shares Each
                                                                                   Representing 1/1,000 of a
                                                  Shares of Common Stock           Share of Equity Stock, Series A
                                                  Beneficially Owned               Beneficially Owned
                                                     Number          Percent          Number          Percent
Name and Address                                   of Shares        of Class        of Shares         of Class
B. Wayne Hughes, B. Wayne Hughes, Jr.,             38,079,358         31.2%          1,289,621         22.9%
  Tamara Hughes Gustavson, PS Orangeco,
  Inc., a California corporation ("PSOI")
701 Western Avenue,
Glendale, California  91201-2349,
PS Insurance Company, Ltd., a
  Bermuda corporation ("PSIC")
41 Cedar Avenue
Hamilton, Bermuda (1)

FMR Corp.                                           8,157,765          6.7%                 --           --
82 Devonshire Street
Boston, Massachusetts 02109 (2)
----------------
(1)     This  information is as of March 15, 2001. The common stock of PSOI  (representing  approximately 5% of the equity) is owned  one-third  each by  B. Wayne  Hughes,  Tamara  Hughes  Gustavson  (an adult  daughter  of
        B. Wayne Hughes) and B. Wayne Hughes, Jr. (an adult son of B. Wayne Hughes),  and the non-voting  preferred stock of PSOI  (representing  approximately  95% of the equity) is owned by the Company.  The stock of PSIC is owned  approximately  45% by B. Wayne Hughes,  47% by Tamara Hughes Gustavson and 8% by B. Wayne Hughes,
        Jr.  B. Wayne  Hughes has voting and  dispositive  power  with  respect to 30,777  Common  Shares and 1,000
        Depositary  Shares  owned by PSOI,  and  B. Wayne  Hughes  and Tamara  Hughes  Gustavson  share  voting and dispositive  power with  respect to  301,032  Common  Shares  and 9,783  Depositary  Shares  owned by PSIC.
        B. Wayne  Hughes  disclaims  beneficial  ownership of the shares owned by B. Wayne  Hughes,  Jr. and Tamara
        Hughes Gustavson  (Tamara Hughes Gustavson  beneficially  owns an aggregate of 16,741,856 Common Shares and
        1,192,323  Depositary Shares  (exclusive of the shares owned by PSIC) or approximately  13.7% of the Common
        Shares and 21.2% of the  Depositary  Shares  outstanding  as of March 15, 2001).  Each of the other persons listed above disclaims beneficial ownership of the shares owned by any other person listed above.

        The above table does not include  7,000,000  shares of the  Company's  Class B Common Stock which are owned by B. Wayne Hughes,  Jr. and Tamara Hughes  Gustavson.  The Class B Common Stock is convertible into Common
        Stock on a  share-for-share  basis upon  satisfaction of certain  conditions,  but in no event earlier than
        January 1, 2003.

(2)     This  information  is as of December 31, 2000 and is based on a Schedule 13G (Amendment No. 7) filed by FMR
        Corp.  (except that the percent shown in the table is based on the Common Shares  outstanding  at March 15,
        2001).  As of December  31,  2000,  FMR Corp.  beneficially  owned  8,157,765  Common  Shares.  This number includes  6,774,210  Common  Shares  beneficially  owned by Fidelity  Management & Research  Company,  as a result of its serving as investment adviser to several investment  companies  registered under Section 8 of the Investment Company Act of 1940, and 1,383,555 Common Shares  beneficially owned by Fidelity  Management
        Trust Company,  as a result of its serving as investment  manager of various  institutional  accounts.  FMR
        Corp.  has sole voting  power with  respect to  1,309,355  Common  Shares and sole  dispositive  power with respect to 8,157,765 Common Shares.

Security Ownership of Management

                  The  following  table sets forth  information  as of March 15,  2001  concerning  the  beneficial ownership of the Common  Shares and the  Depositary  Shares of each director of the Company,  the  Company's  Chief
Executive  Officer,  the four most  highly  compensated  persons  who were  executive  officers  of the  Company on
December 31, 2000 and all directors and executive officers as a group:

                                Shares of Common Stock:                      Depositary Shares Each Representing
                                Beneficially Owned(1)                        1/1,000 of a Share of Equity Stock,
                                Shares Subject to Options(2)                 Series A Beneficially Owned
         Name                    Number of Shares                 Percent     Number of Shares            Percent

B. Wayne Hughes                     20,279,219(1)(3)                16.6%        63,376(1)(3)                1.1%

Harvey Lenkin                           61,424(1)(4)                   *          2,279(1)(4)                  *
                                       151,332(2)                    0.1%
                                      --------                       ----
                                       212,756                       0.2%

Marvin M. Lotz                          57,487(1)(5)                   *          1,868(1)(5)                  *
                                       176,332(2)                    0.1%
                                      --------                       ----
                                       233,819                       0.2%

B. Wayne Hughes, Jr.                 1,058,283(1)(6)                 0.9%        33,922(1)(6)                0.6%

Robert J. Abernethy                     66,568(1)                      *          2,108(1)                     *
                                        14,165(2)                      *
                                       -------                        --
                                        80,733                         *

Dann V. Angeloff                        78,500(1)(7)                   *             --                        --
                                         9,165(2)                      *
                                       -------                        --
                                        87,665                         *

William C. Baker                        20,000(1)                      *            455(1)                     *
                                        14,165(2)                      *
                                        ------                        --
                                        34,165                         *

Thomas J. Barrack, Jr.               2,619,893(1)(8)                 2.1%        29,615(1)(8)                0.5%
                                        16,666(2)                      *
                                    ----------                       ----
                                     2,636,559                       2.2%

Uri P. Harkham                          13,376(1)(9)                   *            555(1)(9)                  *
                                         6,665(2)                      *
                                       -------                        --
                                        20,041                         *

Daniel C. Staton                         1,458(1)                      *             47(1)                     *
                                        20,239(2)                      *
                                       -------                        --
                                        21,697                         *

Carl B. Phelps                           8,626(1)(10)                  *            278(1)(10)                 *
                                        84,999(2)                      *
                                       -------                        --
                                        93,625                         *

David Goldberg                         111,214(1)(11)                  *          3,396(1)(11)                 *
                                       170,499(2)                    0.1%
                                      --------                       ----
                                       281,713                       0.2%

All Directors and Executive         24,460,400(1)(3)(4)(5)                      143,451(1)(3)(4)(5)
Officers as a Group                           (6)(7)(8)(9)                             (6)(7)(8)(9)
(20 persons)                                  (10)(11)(12)          20.1%              (10)(11)(12)          2.5%
                                     1,162,550(2)                    0.9%
                                   -----------                     ------
                                    25,622,950                      20.8%
---------------
 *      Less than 0.1%

(1)     Common Shares or Depositary  Shares,  as applicable,  beneficially  owned as of March 15, 2001.   Except as
        otherwise indicated and subject to applicable  community property and similar statutes,  the persons listed as beneficial owners of the shares have sole voting and investment power with respect to such shares.

(2)     Represents  vested  portion as of March 15,  2001,  and portion of which will be vested  within  60 days of
        March 15, 2001, of Common Shares subject to options granted to the named  individuals or the group pursuant to the Company's stock option and incentive plans.

(3)     The 20,279,219  Common Shares include  19,945,983  Common Shares held of record by the  B. W. Hughes Living
        Trust as to which  Mr. Hughes has voting and investment  power,  1,427 Common Shares held by a custodian of an IRA for Mr. Hughes as to which he has investment  power,  30,777 Common Shares held of record by PSOI as to which  Mr. Hughes has voting and dispositive  power,  301,032 Common Shares held of record by PSIC as to which  Mr. Hughes and Tamara Hughes  Gustavson  share voting and  dispositive  power and __________  Common
        Shares held in the 401(k) Plan.

        The 63,376  Depositary  Shares include 52,547  Depositary  Shares held of record by the B.W.  Hughes Living
        Trust as to which Mr. Hughes has voting and investment  power, 46 Depositary  Shares held by a custodian of an IRA for Mr. Hughes as to which he has investment  power,  1,000 Depositary Shares held of record by PSOI as to which Mr. Hughes has voting and dispositive  power, 9,783 Depositary Shares held of record by PSIC as to which Mr.  Hughes  and  Tamara  Hughes  Gustavson  share  voting and  dispositive  power and  __________
        Depositary Shares held in the 401(k) Plan.

(4)     The 61,424 Common Shares  include 1,249 and 734 Common  Shares,  held by custodians of IRAs for  Mr. Lenkin and Mrs. Lenkin as to which each has investment power, 468 Common Shares held by Mrs. Lenkin,  1,568 Common
        Shares held by Mrs.  Lenkin as custodian  for a son, 107 Common  Shares held by a custodian of an IRA for a son and __________ Common Shares held in the 401(k) Plan.

        The 2,279  Depositary  Shares  include 138 and 23  Depositary  Shares,  held by  custodians of IRAs for Mr.
        Lenkin and Mrs.  Lenkin as to which each has investment  power, 38 Depositary  Shares held by Mrs.  Lenkin,
        100  Depositary  Shares  held by Mrs.  Lenkin as  custodian  for a son,  100  Depositary  Shares  held by a custodian of an IRA for a son and __________ Depositary Shares held in the 401(k) Plan.

(5)     The 57,487 Common Shares include __________ Common Shares held in the 401(k) Plan.

        The 1,868 Depositary Shares include __________ Depositary Shares held in the 401(k) Plan.

(6)     The  1,058,283  Common  Shares  include  1,231 and 233 Common  Shares,  held by custodians of IRAs for  Mr.
        Hughes,  Jr. and Mrs.  Hughes,  Jr. as to which each has investment  power,  344 Common Shares held by Mrs.
        Hughes,  Jr., 8,506 and 3,390 Common Shares, held by Mr. Hughes, Jr. as custodian for a daughter and a son,
        25,692 and 17,890 Common  Shares held by Mrs.  Hughes,  Jr. as custodian  for a daughter and a son,  11,348
        Common  Shares held by Mr.  Hughes,  Jr. and Tamara Hughes  Gustavson -  Separate  Property and  __________
        Common Shares held in the 401(k) Plan.

        The 33,922  Depositary  Shares  include 40 and 7  Depositary  Shares,  held by  custodians  of IRAs for Mr.
        Hughes,  Jr. and Mrs. Hughes,  Jr. as to which each has investment power, 11 Depositary Shares held by Mrs.
        Hughes,  Jr., 213 and 96 Depositary Shares,  held by Mr. Hughes, Jr. as custodian for a daughter and a son,
        772 and 581  Depositary  Shares  held by Mrs.  Hughes,  Jr.  as  custodian  for a  daughter  and a son,  43
        Depositary Shares held by Mr. Hughes,  Jr. and Tamara Hughes  Gustavson -  Separate Property and __________
        Depositary Shares held in the 401(k) Plan.

(7)     The 78,500 Common Shares  include  6,000 Common Shares held by a custodian of an IRA for  Mr. Angeloff  and
        70,500 Common Shares held by Mr. Angeloff as trustee of Angeloff Family Trust.

(8)     Shares  held of record  by  Colony  PSA,  LLC,  a limited  liability  company  of which  Mr.  Barrack  is a controlling member.

(9)     The  13,376  Common  Shares  include  500 Common  Shares held by Harkham  Industries,  Inc.  (dba  Jonathan
        Martin,  Inc.),  a corporation  wholly owned by  Mr. Harkham,  1,500 Common Shares held by  Mr. Harkham  as trustee of Uri Harkham  Trust,  1,440  Common  Shares held by a custodian of an IRA for  Mr. Harkham  as to which he has investment  power,  4,716, 410, 210 and 600 Common Shares held by Mr. Harkham as custodian for four of his children and 4,000 Common Shares held by Mr.  Harkham as trustee of Harkham  Industries  Profit
        Sharing Plan.

        The 555  Depositary  Shares  include 256  Depositary  Shares held by Mr.  Harkham as trustee of Uri Harkham
        Trust,  146  Depositary  Shares held by a custodian of an IRA for Mr. Harkham as to which he has investment power and 153 Depositary Shares held by Mr. Harkham as custodian for a son.

(10)    The  8,626  Common  Shares  include  6,330 Common  Shares held by Mr. and Mrs.  Phelps as trustee of Phelps
        Family Trust,  296,  1,000 and 1,000 Common Shares held by custodians of IRAs for Mr. Phelps and __________
        Common Shares held in the 401(k) Plan.

        The 278 Depositary  Shares include 205 Depositary  Shares held by Mr. and Mrs.  Phelps as trustee of Phelps
        Family  Trust,  9, 32 and 32 Depositary  Shares held by  custodians  of IRAs for Mr. Phelps and  __________
        Depositary Shares held in the 401(k) Plan.

(11)    The  111,214  Common Shares  include  7,199 Common  Shares held by a custodian of an IRA for  Mr. Goldberg,
        4,260 Common Shares held by David Goldberg  Profit  Sharing Plan and  __________  Common Shares held in the
        401(k) Plan.

        The 3,396 Depositary  Shares include 233 Depositary  Shares held by a custodian of an IRA for Mr. Goldberg,
        138 Depositary  Shares held by David Goldberg Profit Sharing Plan and __________  Depositary Shares held in the 401(k) Plan.

(12)    Includes shares held of record or beneficially  by members of the  immediate  family of executive  officers of the Company,  shares held by custodians of IRAs for the benefit of executive officers of the Company and shares credited to the accounts of the executive officers of the Company that are held in the 401(k) Plan.

                  The  following  tables  set forth  information  as of March 15,  2001  concerning  the  remaining security  ownership of each director of the Company,  the Company's Chief Executive  Officer,  the four most highly compensated  persons  who were  executive  officers  of the Company on  December  31,  2000 and all  directors  and executive officers of the Company as a group:

                                                                                        Shares of Adjustable Rate
                            Shares of 10% Cumulative      Shares of 9.20% Cumulative    Cumulative Preferred Stock,
                            Preferred Stock, Series A     Preferred Stock, Series B     Series C
                            Beneficially Owned (1)        Beneficially Owned (1)        Beneficially Owned (1)
                            Number                        Number                        Number
                            of Shares          Percent    of Shares          Percent    of Shares         Percent

B. Wayne Hughes                    -             -               -             -               -             -

Harvey Lenkin                      -             -               -             -               -             -

Marvin M. Lotz                     -             -               -             -               -             -

B. Wayne Hughes, Jr.               -             -             400 (1)(3)      *               -             -

Robert J. Abernethy                -             -             225 (1)         *               -             -

Dann V. Angeloff                   -             -               -             -               -             -

William C. Baker                   -             -               -             -               -             -

Thomas J. Barrack, Jr.             -             -               -             -               -             -

Uri P. Harkham                     -             -               -             -               -             -

Daniel C. Staton                   -             -               -             -               -             -

Carl B. Phelps                     -             -               -             -               -             -

David Goldberg                     -             -               -             -             600 (1)(4)      *

All Directors and              4,060 (1)(2)      0.2%        4,625 (1)(2)(3)   0.2%          600 (1)(4)      *
  Executive Officers
  as a Group
  (20 persons)

                            Shares of 9.50% Cumulative    Shares of 10% Cumulative      Shares of 9.75% Cumulative
                            Preferred Stock, Series D     Preferred Stock, Series E     Preferred Stock, Series F
                            Beneficially Owned(1)         Beneficially Owned (1)        Beneficially Owned (1)
                            Number                        Number                        Number
                            of Shares          Percent    of Shares          Percent    of Shares         Percent

B. Wayne Hughes                    -             -               -             -               -             -

Harvey Lenkin                      -             -               -             -               -             -

Marvin M. Lotz                     -             -               -             -               -             -

B. Wayne Hughes, Jr.               -             -               -             -               -             -

Robert J. Abernethy                -             -               -             -               -             -

Dann V. Angeloff                   -             -               -             -               -             -

William C. Baker                   -             -               -             -               -             -

Thomas J. Barrack, Jr.             -             -               -             -               -             -

Uri P. Harkham                     -             -               -             -               -             -

Daniel C. Staton                   -             -               -             -               -             -

Carl B. Phelps                     -             -               -             -               -             -

David Goldberg                     -             -               -             -               -             -

All Directors and              6,800 (1)(2)      0.6%       13,100 (1)(2)      0.6%        8,600 (1)(2)      0.4%
 Executive Officers
 as a Group
 (20 persons)

                            Depositary Shares             Depositary Shares
                            Each Representing 1/1,000     Each Representing 1/1,000
                            of a Share of 8-7/8%          of a Share of 8.45%
                            Cumulative Preferred Stock,   Cumulative Preferred Stock,
                            Series G                      Series H                      Class B Common Stock
                            Beneficially Owned (1)        Beneficially Owned(1)         Beneficially Owned(1)
                            Number                        Number                        Number
                            of Shares          Percent    of Shares          Percent    of Shares         Percent

B. Wayne Hughes                    -             -               -             -               -             -

Harvey Lenkin                      -             -               -             -               -             -

Marvin M. Lotz                     -             -               -             -               -             -

B. Wayne Hughes, Jr.               -             -               -             -        3,204,758 (1)       45.8%

Robert J. Abernethy                -             -               -             -               -             -

Dann V. Angeloff                   -             -               -             -               -             -

William C. Baker                   -             -               -             -               -             -

Thomas J. Barrack, Jr.             -             -               -             -               -             -

Uri P. Harkham                     -             -               -             -               -             -

Daniel C. Staton                   -             -               -             -               -             -

Carl B. Phelps                     -             -               -             -               -             -

David Goldberg                     -             -               -             -               -             -

All Directors and              8,600 (1)(2)      0.1%        8,000 (1)(2)      0.1%     3,204,758 (1)       45.8%
 Executive Officers
 as a Group
 (20 persons)
-----------------
*       Less than 0.1%

(1)     Shares  of   10%  Cumulative  Preferred  Stock,  Series A,  9.20%  Cumulative  Preferred  Stock,  Series B,
        Adjustable Rate Cumulative  Preferred  Stock,  Series C,  9.50% Cumulative  Preferred Stock,  Series D, 10%
        Cumulative Preferred Stock, Series E, 9.75% Cumulative Preferred Stock,  Series F,  Depositary Shares, each representing  1/1,000 of a Share of 8-7/8% Cumulative  Preferred Stock,  Series G, Depositary Shares,  each representing  1/1,000 of Share of 8.45% Cumulative  Preferred Stock,  Series H, or Class B Common Stock, as
        applicable,  beneficially  owned as of March 15,  2001.  Except  as  otherwise  indicated  and  subject  to applicable  community property and similar statutes,  the persons listed as beneficial owners of the shares have sole voting and investment power with respect to such shares.

(2)     Includes shares held of record or beneficially  by  members of the immediate  family of executive  officers of the Company and shares held by custodians of IRAs for the benefit of executive officers of the Company.

(3)     Shares held by Mr. Hughes, Jr. and Tamara Hughes Gustavson - Separate Property.

(4)     Includes  500 shares held by a custodian of an IRA for  Mr. Goldberg  and 100 shares held by David Goldberg
        Profit Sharing Plan.

                  As of March 15,  2001,  the  directors  and  executive  officers  of the  Company did not own any shares of the Company's  Depositary  Shares Each  Representing  1/1,000 of a Share of 8-5/8%  Cumulative  Preferred
Stock,  Series I,  Depositary  Shares  Each  Representing  1/1,000  of a Share of 8%  Cumulative  Preferred  Stock,
Series J,  Depositary  Shares Each  Representing  1/1,000 of a Share of 8 1/4% Cumulative  Preferred Stock,  Series K,
Depositary  Shares Each Representing  1/1,000 of a Share of 8 1/4% Cumulative  Preferred Stock,  Series L,  Depositary
Shares Each Representing 1/1,000 of a Share of 8.75% Cumulative Preferred Stock,  Series M,  Depositary Shares Each
Representing 1/1,000 of a Share of 8.600% Cumulative Preferred Stock,  Series Q,  Equity Stock, Series AA or Equity
Stock, Series AAA.

                              SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                  Section  16(a) of the  Securities  Exchange Act of 1934  requires  the  Company's  directors  and executive  officers,  and persons who own more than 10% of any registered class of the Company's equity  securities
("10%  owners"),  to file with the  Securities  and  Exchange  Commission  ("SEC")  initial  reports (on Form 3) of ownership of the Company's  equity  securities and to file subsequent  reports (on Form 4 or Form 5) when there are changes in such  ownership.  The due dates of such  reports  are  established  by statute and the rules of the SEC.
Based on a review of the reports  submitted to the Company,  the Company  believes that, with respect to the fiscal year ended  December 31, 2000,  Uri P. Harkham,  a director of the Company,  failed to file on a timely basis three reports on Form 4 to report 14 transactions.

                                                   COMPENSATION

Compensation of Executive Officers

                  The  following  table  sets  forth  certain  information  concerning  the  annual  and  long-term compensation paid to B. Wayne Hughes, the Company's Chief Executive  Officer,  and the four most highly compensated persons  who were  executive  officers of the Company on December  31, 2000 (the "Named  Executive  Officers")  for
2000, 1999 and 1998.

                                                Summary Compensation Table (1)
                                                                                   Long-Term
                                                 Annual Compensation              Compensation
                                                                                   Securities
        Name and                                                 Other Annual      Underlying       All Other
   Principal Position      Year       Salary        Bonus      Compensation (2)    Options (#)   Compensation (3)

B. Wayne Hughes            2000     $ 60,000(4)         --         $28,800               --          $1,800
 Chairman of the Board     1999       60,000            --          34,200               --           1,800
 and Chief Executive       1998       60,300(5)         --          27,500               --           1,800
 Officer

Harvey Lenkin              2000      257,100(6)   $150,500             (7)          160,000           4,800
 President                 1999      246,700(8)    175,500             (7)           60,000           4,700
                           1998      246,700(9)    150,500             (7)           22,000           4,700

Marvin M. Lotz             2000      279,400(10)   200,500             (7)          160,000           4,800
 Senior Vice President     1999      214,600(11)   250,500             (7)           60,000           4,700
                           1998      199,000       200,500             (7)           22,000           4,700

Carl B. Phelps             2000      200,000       150,500              --          160,000           4,800
 Senior Vice President     1999      200,000       135,500              --           20,000           4,700
                           1998      200,000       135,500              --           75,000           4,700

David Goldberg             2000      188,600       150,500             (7)          145,000           4,800
 Senior Vice President     1999      175,000       150,500             (7)           60,000           4,700
 and General Counsel       1998      175,000       150,500             (7)           22,000           4,700
----------------
(1)    Includes  compensation  paid by the Company and certain  affiliated  entities  (PSBP and the Merged Public
       Storage REITs).

(2)    Other Annual Compensation consists solely of use of a company car.

(3)    All Other Compensation consists solely of employer contributions to the PS 401(k)/Profit Sharing Plan.

(4)    See "Employment Agreement" below.

(5)    Includes $60,000 paid by the Company and $300 paid by PSBP and the Merged Public Storage REITs.

(6)    Includes  $246,700  of salary and  $10,400 of  directors'  fees and  meeting  fees (see  "Compensation  of
       Directors" below).

(7)    Value did not exceed 10% of the annual salary and bonus of the individual for the years indicated.

(8)    Includes $225,000 of salary and $21,700 of directors' fees and meeting fees.

(9)    Includes  $223,100  of salary and  $21,700 of  directors'  fees and  meeting  fees paid by the Company and
       $1,900 of salary paid by PSBP and the Merged Public Storage REITs.

(10)   Includes $269,000 of salary and $10,400 of directors' fees and meeting fees.

(11)   Includes $199,000 of salary and $15,600 of directors' fees and meeting fees.

                  The following  table sets forth  certain  information  relating to options to purchase  shares of
Common Stock granted to the Named Executive Officers during 2000.

                                         Option Grants in Last Fiscal Year

                                Individual Grants
                     Number of       Percent of                                    Potential Realizable Value
                     Securities     Total Options                                    at Assumed Annual Rates
                     Underlying      Granted to      Exercise                      of Share Price Appreciation
                       Options      Employees in       Price      Expiration             for Option Term
     Name            Granted (#)     Fiscal Year      ($/Sh)         Date              5%             10%

B. Wayne Hughes             --           --             --             --                   --             --

Harvey Lenkin          160,000          4.3%        $23.0625       12/13/10        $ 2,324,700    $ 5,867,100

Marvin M. Lotz         160,000          4.3%        $23.0625       12/13/10          2,324,700      5,867,100

Carl B. Phelps         160,000          4.3%        $23.0625       12/13/10          2,324,700      5,867,100

David Goldberg         145,000          3.9%        $23.0625       12/13/10          2,106,759      5,317,059

                  All options  granted in 2000 become  exercisable  in three equal  installments  beginning  on the first anniversary of the date of grant and have a term of ten years.

                  The following table sets forth certain information  concerning  exercised and unexercised options held by the Named Executive Officers at December 31, 2000.

                  Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

                                                                  Number of                Value of Unexercised
                          Shares                           Securities Underlying               In-the-Money
                        Acquired on         Value           Unexercised Options                 Options at
     Name               Exercise(#)      Realized($)        at December 31, 2000           December 31, 2000(1)
                                                        Exercisable   Unexercisable    Exercisable   Unexercisable
B. Wayne Hughes               --               --               --              --             --              --

Harvey Lenkin                 --               --          144,665         207,335     $  487,396      $  226,667

Marvin M. Lotz            22,500         $177,794          169,665         207,335        545,833         226,667

Carl B. Phelps                --               --           56,666         198,334          3,333         206,667

David Goldberg             6,667           51,774          163,832         192,335        668,284         207,917
--------------
(1)    Based on closing  price of $24.3125 per share of Common  Stock on December 29, 2000,  as reported by the New
       York Stock  Exchange.  On March ___,  2001,  the closing  price per share of Common Stock as reported by the
       New York Stock Exchange was $_______.

Compensation of Directors

                  Each of the Company's  directors,  other than B. Wayne Hughes and commencing July 1,  2000, other than Harvey  Lenkin and Marvin M. Lotz,  receives  director's  fees of $19,000 per year plus $450 for each  meeting attended (Mr.  Lenkin and Mr. Lotz received  directors'  fees and meeting fees until  July 1,  2000).  In addition, commencing  May 1,  2000, each of the members of the Audit Committee (other than the chairman,  who receives $1,300 per meeting)  receives $1,000 for each meeting of the Audit Committee  attended (the chairman received $900 and the other members received $450 for each meeting of the Audit Committee  attended prior to May 1,  2000).  [Each of the members of the Executive  Equity Awards  Committee  will receive $500 for each meeting of the committee  attended.]
The policy of the Company is to reimburse  directors  for  reasonable  expenses.  Directors who are not officers or employees of the Company  ("Outside  Directors")  also receive  grants of options  under the  Company's  1996 Stock
Option and  Incentive  Plan (and  B. Wayne  Hughes,  Harvey  Lenkin,  Marvin M. Lotz and B. Wayne  Hughes,  Jr. are
eligible to receive grants of options  and/or  restricted  stock  thereunder)  as described  below.  Under the 1996
Stock Option and  Incentive  Plan,  each new Outside  Director is, upon the date of his or her initial  election to serve as an Outside  Director,  automatically  granted  non-qualified  options to purchase  15,000 shares of Common
Stock.  In  addition,  after each annual  meeting of  shareholders,  each  Outside  Director  then duly elected and serving is automatically  granted, as of the date of such annual meeting,  non-qualified  options to purchase 2,500 shares of Common  Stock,  so long as such  person  has  attended,  in person or by  telephone,  at least 75% of the meetings held by the Board of Directors during the immediately  preceding  calendar year.  Substantially all of the shares of Common Stock  available  for grant under the 1996 Stock Option and  Incentive  Plan have been  exhausted.
If the Company's  shareholders approve the 2001 Stock Option and Incentive Plan hereby submitted for approval,  the
Outside  Directors  would receive  grants of options  thereunder  (and Mr.  Hughes,  Mr.  Lenkin,  Mr. Lotz and Mr.
Hughes, Jr. would be eligible to receive grants of options and/or restricted stock thereunder).

Employment Agreement

                  B. Wayne Hughes,  the Chairman of the Board and Chief Executive  Officer of the Company,  entered into an employment  agreement  with the Company in November 1995 in  connection  with the merger of Public  Storage
Management,  Inc.  into the Company.  This  agreement  was for a term of five years (which ended in November  2000)
and provided for annual compensation of $60,000.

                            COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

                  The Company does not have a compensation  committee.  Messrs.  Hughes,  Lenkin,  Lotz and Hughes,
Jr., who are officers of the Company, are members of the Board of Directors.

Certain Relationships and Related Transactions

                  Development  Joint Venture with  Affiliate.  In November 1999, the Company,  through wholly owned entities ("PSA"),  formed a joint venture (the  "Development JV") to develop and own approximately  $100 million of mini-warehouses  and $100  million  of shares of the  Company's  Equity  Stock,  Series AAA.  The  partners  of the
Development JV are PSA and a limited  liability  company (the "Investor  LLC"). The members of the Investor LLC are a state pension plan (the  "Investor") and B. Wayne  Hughes  ("Hughes").  The  Development JV was capitalized  with
$200 million;  PSA contributed  $102 million and has a 51% ownership  interest and the Investor LLC contributed $98 million  and  has a 49%  ownership  interest.  The  capital  contributions  were  used  to  fund  $100  million  of mini-warehouse  development  and $100 million was used to purchase the Equity  Stock,  Series AAA.  The term of the
Development  JV is 15  years.  The  Investor  LLC has the  right  at the end of the  sixth  year to  cause an early termination  of the  Development  JV.  Operating  cash flow from the  Development  JV is  distributed  as  follows:
(1) during  the first through sixth years of the  Development  JV,  (a) 100% to the Investor LLC until the Investor
LLC has received  cumulative  distributions  equal to a 10% compounded  return on its investment and (b) then, 100%
to be reinvested by the  Development  JV; and (2) during the seventh  through the 15th years of the Development JV,
(a) 100%  to the  Investor  LLC  until  the  Investor  LLC has  received  cumulative  distributions  equal to a 10%
compounded  return on its  investment as determined  through the first six years,  (b) then,  100% to PSA until PSA has received  cumulative  distributions  equal to a 10% compounded  return on its investment as determined  through the  first six years  and  (c) then,  49% to the  Investor  LLC and 51% to PSA.  The  total  capitalization  of the
Investor  LLC is expected to be $98 million  (contributed  in stages as  required by the  Investor  LLC),  of which
$64.043  million  will be  contributed  by  Hughes  in  exchange  for his  interest  and  $33.957  million  will be contributed  by the  Investor  in exchange  for its  interest.  As of December  31,  2000,  Hughes had  contributed
$55.375  million to the  Investor  LLC.  Operating  cash flow from the  Investor  LLC is  distributed  as  follows:
(1) 100% to Hughes until Hughes has received  cumulative  distributions equal to a 7.9972% compounded annual return on Hughes'  unreturned  investment  and  (2) then,  99% to the  Investor  and 1% to Hughes  (Hughes' 1% interest is estimated  to be less than  $50,000 per year).  During  2000,  distributions  from the  Investor LLC to Hughes were
$3,866,952.  Hughes  invested in the Investor LLC at the request of the Investor,  and the transaction was approved by the Company's disinterested directors based on advice from a financial advisor.

                  Purchase  of  Partnership  Interests  from  Affiliate.  In March 2000,  the  Company  acquired by merger the capital  stock of PSI One,  Inc.  ("PSI  One"),  a  California  corporation  which was owned by B. Wayne
Hughes,  trustee of B.W. Hughes Living Trust. PSI One owned an equity interest in two  partnerships.  The price for the capital stock of PSI One was 52,547  Depositary  Shares Each  Representing  1/1,000 of a Share of Equity Stock,
Series A.  The transaction was approved by the Company's disinterested directors.

                  Sale of Shares to Company.  In January 2001, a  corporation  wholly-owned  by Uri P.  Harkham,  a director of the Company,  sold to the Company in a privately negotiated  transaction 10,000 shares of the Company's
Common  Stock at  $25.1875  per share for an  aggregate  of  $251,875.  The sales  price per share was equal to the closing price of the Common Stock on the New York Stock Exchange on the date of the agreement.

                             REPORT OF THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE
                                             ON EXECUTIVE COMPENSATION

                  Subject to certain  considerations  applicable to the Chief Executive Officer as discussed below, the Company pays its executive  officers  compensation  deemed  appropriate  in view of the nature of the Company's business,  the performance of individual  executive officers,  and the Company's objective of providing  incentives to its executive  officers to achieve a level of individual  and Company  performance  that will maximize the value of  shareholders'  investment  in the  Company.  To those ends,  the  Company's  compensation  program  consists of payment of a base salary and, potentially,  bonus compensation,  and making incentive awards of options to purchase
Common  Stock.  During  2000,  grants of options to  executive  officers  were made under the 1996 Stock Option and
Incentive Plan (the "1996 Plan").

                  Cash  Compensation.  Base salary levels are based generally  (other than in the case of the Chief
Executive  Officer)  on  market  compensation  rates  and  each  individual's  role  in the  Company.  The  Company determines market  compensation  rates by reviewing public  disclosures of compensation paid to executive  officers by other REITs of comparable size and market  capitalization.  Some of the REITs whose executive  compensation  the
Company  considered  in  establishing  the  compensation  it pays to executive  officers are included in the NAREIT
Equity Index  referred to below under the caption "Stock Price  Performance  Graph."  Generally,  the Company seeks to  compensate  its  executives at levels  consistent  with the middle of the range of amounts paid by REITs deemed comparable  by the  Company.  Individual  salaries may vary based on the  experience  and  contribution  to overall corporate performance by a particular executive officer.

                  For the year 2000,  the Chief  Executive  Officer's  base  compensation  was  established  in his employment  agreement  (which expired in November 2000) at $60,000.  The  compensation  paid to the Chief Executive
Officer is less than that paid to the chief  executive  officers of other  publicly  traded REITs and reflected the judgment of the Board of Directors and the Chief Executive Officer that the Chief Executive  Officer's  performance was rewarded primarily through his significant equity stake in the Company.

                  The Company  bases its  payment of annual  bonuses on  corporate,  business  unit and  individual
performance.   In  establishing   individual  bonuses,  the  Company  takes  into  account  the  Company's  overall profitability,  the Company's  internal revenue growth,  the Company's revenue growth due to acquisitions,  and the executive officer's contribution to the Company's growth and profitability.

                  Equity-Based  Compensation.  The Company  believes  that its  executive  officers  should have an incentive  to improve  the  Company's  performance  by having an  ongoing  stake in the  success  of the  Company's business.  The Company seeks to create this incentive by granting to appropriate  executive  officers stock options that have an exercise price of not less than 100% of the fair market value of the  underlying  stock on the date of grant,  so that the  executive  officer  may not  profit  from the  option  unless  the price of the  Common  Stock increases.  Options  granted by the Company  also are  designed to help the Company  retain  executive  officers in that options are not  exercisable  at the time of grant,  and achieve  their  maximum  value only if the  executive remains  in the  Company's  employ  for a period of years.  The  Company  did not  grant any  options  to the Chief
Executive  Officer during 2000.  Options were granted to the other named  executive  officers as reflected above in the table  captioned  "Option  Grants in Last Fiscal Year." The number of options  granted to individual  executive officers is based on a number of factors,  including seniority,  individual performance,  and the number of options previously granted to such executive officer.

                  The 1996 Plan also  authorizes  the  Company  to  compensate  its  executive  officers  and other employees  with grants of restricted  stock.  Restricted  stock would  increase in value as the value of the Common
Stock  increased,  and would vest over time  provided  that the  executive  officer  remained  in the employ of the
Company.  Accordingly,  awards of restricted stock would serve the Company's  objectives of retaining its executive officers and other  employees and  motivating  them to advance the  interests of the Company and its  shareholders.
The Company did not grant any shares of restricted stock during 2000.

                  If  shareholders  approve the 2001 Stock Option and Incentive Plan as described in Proposal No. 3 below,  the Company will continue to implement its  philosophy  underlying  the grant of stock options to executive officers and other  employees,  and the Company also will be able to compensate  its  executive  officers and other employees with grants of restricted stock.

                  BOARD OF DIRECTORS                          AUDIT COMMITTEE

                  B. Wayne Hughes                             Robert J. Abernethy (Chairman)
                  Harvey Lenkin                               William C. Baker
                  Marvin M. Lotz                              Daniel C. Staton
                  B. Wayne Hughes, Jr.
                  Robert J. Abernethy
                  Dann V. Angeloff
                  William C. Baker
                  Thomas J. Barrack, Jr.
                  Uri P. Harkham
                  Daniel C. Staton

                                           STOCK PRICE PERFORMANCE GRAPH

                  The  graph set  forth  below  compares  the  yearly  change  in the  Company's  cumulative  total shareholder  return on its Common Stock for the five-year  period ended  December 31,  2000 to the cumulative total return of the  Standard and Poor's 500 Stock Index ("S&P 500 Index") and the  National  Association  of Real Estate
Investment Trusts Equity Index ("NAREIT Equity Index") for the same period (total  shareholder  return equals price appreciation  plus dividends).  The stock price  performance  graph assumes that the value of the investment in the
Company's  Common Stock and each index was $100 on December 31,  1995 and that all dividends were  reinvested.  The stock price performance shown in the graph is not necessarily indicative of future price performance.

                                       Comparison of Cumulative Total Return
                            Public Storage, Inc., S&P 500 Index and NAREIT Equity Index
                                       December 31, 1995 - December 31, 2000

                                              AUDIT COMMITTEE REPORT

                  The Audit  Committee of the Public Storage Board of Directors is composed of three  directors who qualify as  independent  under the rules of the New York  Stock  Exchange.  The Audit  Committee  operates  under a written  charter  adopted by the Board of Directors  in May 2000  (Exhibit A).  The members of the Audit  Committee are Robert J. Abernethy  (Chairman),  William C. Baker and Daniel C. Staton. The Audit Committee  recommends to the
Board of Directors the selection of the Company's independent auditors.

                  Management  is  responsible  for the  Company's  internal  controls and the  financial  reporting process.  The  independent  auditors  are  responsible  for  performing  an  independent  audit  of  the  Company's consolidated  financial  statements in accordance  with  generally  accepted  auditing  standards and for issuing a report thereon.  The Audit Committee's responsibility is to monitor and oversee these processes.

                  In this context,  the Audit Committee has met with  management and the  independent  auditors and has reviewed and discussed  with them the audited  consolidated  financial  statements.  Management  represented to the Audit  Committee  that the  Company's  consolidated  financial  statements  were  prepared in  accordance  with generally  accepted  accounting  principles.  The Audit Committee  discussed with the independent  auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

                  The Company's  independent  auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence  Discussions with Audit Committees),  and the
Audit  Committee  discussed  with the  independent  auditors  that  firm's  independence.  In  addition,  the Audit
Committee  has  considered  whether the  independent  auditors'  provision of non-audit  services to the Company is compatible with the auditors' independence.

                  Based on the Audit  Committee's  discussions  with management and the independent  auditors,  the representation  of management and the report of the independent  auditors,  the Audit Committee  recommended to the
Board of Directors,  and the Board has approved,  that the audited consolidated financial statements be included in the  Company's  Annual  Report on Form 10-K for the year ended  December  31,  2000 filed with the  Securities  and
Exchange Commission.

                                            AUDIT COMMITTEE

                                            Robert J. Abernethy (Chairman)
                                            William C. Baker
                                            Daniel C. Staton

                                               INDEPENDENT AUDITORS

                  The Audit  Committee has  recommended,  and the Board of Directors  has  selected,  Ernst & Young
LLP, independent auditors, to audit the accounts of the Company for the fiscal year ending December 31, 2001.

                  It is anticipated that  representatives  of Ernst & Young LLP, which has acted as the independent auditors  for the  Company  since the  Company's  organization,  will be in  attendance  at the  Annual  Meeting of
Shareholders  and will have the  opportunity  to make a  statement  if they  desire to do so and to  respond to any appropriate inquiries of the shareholders or their representatives.

Fees Billed to the Company by Ernst & Young LLP for 2000:

                  Audit Fees:

                  Audit fees  billed (or  expected  to be billed) to the Company by Ernst & Young LLP for the audit of the  Company's  annual  financial  statements  for the 2000  fiscal year and review of the  quarterly  financial statements included in the Company's quarterly reports on Form 10-Q for the 2000 fiscal year totaled $__________.

                  Financial Information Systems Design and Implementation Fees:

                  The  Company  did not  engage  Ernst & Young  LLP to  provide  advice  to the  Company  regarding financial information systems design and implementation during the 2000 fiscal year.

                  All Other Fees:

                  Fees  billed (or  expected  to be billed) to the  Company by Ernst & Young LLP for the  Company's
2000 fiscal year for all other non-audit services rendered to the Company totaled  $__________,  including fees for audit related  services of $__________ and non-audit  services of $__________.  Audit related services include fees related to SEC  registration  statements and comfort  letters issued in connection  with offerings of the Company's securities.

                                                  PROPOSAL NO. 2

                                        AMENDMENT TO TERMS OF EQUITY STOCK

                  Under the  Company's  restated  articles of  incorporation,  the Board of Directors is authorized without  further  shareholder  action to provide for the issuance of up to 200,000,000  shares of equity stock,  in one or more series, with such rights as are set forth in resolutions adopted by the Board of Directors.

                  In 1999,  the Board of Directors  adopted  resolutions  creating the Equity Stock,  Series A (the
"Equity Stock").  At March 15, 2001, the Company had outstanding  5,635.602  shares of Equity Stock  represented by
5,635,602  Depositary Shares Each Representing  1/1,000 of a Share of Equity Stock (the "Depositary  Shares").  The
Depositary  Shares are traded on the New York Stock Exchange under the symbol  "PSA.A".  The notes to the financial statements  included in the Company's 2000 annual report to shareholders  includes a brief description of the terms of the Equity  Stock.  The terms of the Equity Stock are set forth in detail in the  Certificate  of  Determination of the Equity Stock.

                  The Certificate of  Determination  of the Equity Stock (and the deposit  agreement  providing for the issuance of the  Depositary  Shares)  provides that the Company may (but is not obligated to) redeem any or all of the Equity  Stock (and the  Depositary  Shares) on or after March 31, 2005 at $24.50 per share.  The Company may redeem  Equity Stock (and  Depositary  Shares)  before  March 31,  2005,  but only to preserve its status as a real estate investment trust.

                  The Company  believes that its right to redeem the Equity Stock (and the  Depositary  Shares) may impede increases in the trading price of the Depositary Shares,  particularly as the date for potential  redemption approaches.  Accordingly,  the Board of Directors has proposed an amendment to the Certificate of  Determination of the Equity  Stock to extend that date from March 31, 2005 to March 31,  2010.  The Company  would  continue to have the right at any time to redeem  Equity  Stock (and  Depositary  Shares) to  preserve  its status as a real  estate investment  trust.  There  can be no  assurance  as to the  trading  price  of the  Depositary  Shares  or that the proposed amendment will in fact impact the trading price of the Depositary Shares.

                  The affirmative  vote of the holders of (i) a majority of the outstanding  shares of Equity Stock and (ii) a majority of the voting power  represented  by the  outstanding  shares of Equity Stock and Common Stock, voting  together as a single class,  is required to approve the amendment to the  Certificate of  Determination  of the Equity Stock.  For these  purposes,  an  abstention  or broker  non-vote will have the effect of a vote against the proposal.  The officers and directors of the Company intend to vote their shares in favor of the amendment.

                  The Board of Directors recommends that you vote FOR this amendment.

                                                  PROPOSAL NO. 3

                           APPROVAL OF ADOPTION OF 2001 STOCK OPTION AND INCENTIVE PLAN

                  On [March 15,  2001],  the Board of Directors  adopted the 2001 Stock Option and  Incentive  Plan
(the "2001 Plan") for the benefit of employees of the Company and its  subsidiaries  (including any employee who is an officer or director of the Company or any of its  subsidiaries),  key Service  Providers (as defined  below) and
Outside  Directors,  subject to approval of the Company's  shareholders.  There are  approximately  4,450 employees and  Service  Providers  of the Company  and its  subsidiaries,  and six  Outside  Directors,  who are  eligible to participate  in the 2001 Plan.  The persons who will  receive  grants of awards under the 2001 Plan and the timing, nature and amount of awards to grantees will be determined from time to time by one or more  authorized  committees of the Board of Directors based on a number of factors, including position,  responsibilities,  and contribution to the  Company's  performance  and  objectives.  Grants of options to the  Outside  Directors  will be  automatic  in accordance with a formula contained in the 2001 Plan.

                  The principal  provisions  of the 2001 Plan are  summarized  below.  The summary does not purport to be  complete  and is  qualified  in its  entirety  by the terms of the 2001 Plan,  the  entire  text of which is attached hereto as Exhibit B and incorporated herein by reference.

REASONS FOR THE 2001 PLAN

                  The  purpose  of the  2001  Plan  is to  promote  the  best  interests  of the  Company  and  its shareholders by providing  eligible  participants  with an opportunity to acquire or increase a direct  proprietary interest  in the  Company's  operations  and  success.  The  Board of  Directors  believes  that the 2001 Plan will advance the  interests of the Company by enhancing the  Company's  ability to attract and retain  highly  qualified officers,  key  employees,  Service  Providers and Outside  Directors  and by providing  such persons with stronger incentives  to expend  maximum  effort to improve the business  results and  earnings of the Company.  The Board of
Directors  believes  that  adoption  of the  2001  Plan is  appropriate  to  assure  that a  meaningful  number  of stock-based  awards will continue to be available for grant to eligible  participants.  At March ___, 2001, options to purchase an aggregate of _________  shares of Common Stock were  outstanding  under the  Company's  stock option and incentive plans, and an aggregate of __________ shares were available for future grants under those plans.

                  The 2001 Plan  provides for the grant of incentive  stock options  ("ISOs"),  intended to qualify as such under Section 422 of the Internal  Revenue Code of 1986, as amended (the "Code"),  and  nonstatutory  stock options  which do not so qualify.  The 2001 Plan also  provides for the grant of  restricted  stock and  restricted stock  units to  eligible  persons.  There  is no  specified  termination  date for the  2001  Plan,  which  may be terminated  by the Board of  Directors  at any time.  However,  no ISOs may be  granted  under the 2001 Plan  after
March 15, 2011.

                  To date, no stock  options,  restricted  stock or restricted  stock units have been granted under the 2001 Plan.  Based on the closing  sale price of the Common  Stock on March 14,  2001 of $______ per share,  the aggregate market value of the 5,000,000 shares to be reserved under the 2001 Plan is approximately $__________.

DESCRIPTION OF THE 2001 PLAN

Administration

                  The 2001  Plan may be  administered  by one or more  committees  of the  Board  of  Directors  as designated  by the Board of  Directors.  Two  committees  of the Board of  Directors  currently  have  authority to administer  the 2001 Plan.  The Executive  Equity Awards  Committee  (currently  consisting of William C. Baker and
Daniel C. Staton) is  authorized to make grants to any eligible  person.  The Equity  Awards  Committee  (currently consisting of B. Wayne  Hughes and Harvey  Lenkin) is  authorized to make grants to any eligible  person other than any officer of the Company who is subject to Section 16 of the  Securities  Exchange  Act of 1934 (the "1934 Act").
At least one  committee  with  authority to  administer  the 2001 Plan must consist of no fewer than two members of the Board of  Directors,  none of whom may be an officer or other  salaried  employee of the  Company,  and each of whom must qualify in all respects as a  "non-employee  director" as defined in Rule 16b-3 under the 1934 Act and as an "outside  director"  within the meaning of Section  162(m) of the Code (the  Executive  Equity Awards  Committee
currently meets these  requirements).  Subject to the  limitations  set forth in the 2001 Plan, each  administering committee has the authority to determine,  among other things:  (i) to which eligible persons  options,  restricted stock and  restricted  stock units will be granted,  (ii) the type or types of grants to be made,  (iii) the number of  shares  subject  to each  grant,  and (iv) the  terms  and  conditions  of the  options,  restricted  stock and restricted  stock units.  For grants to Outside  Directors,  the 2001 Plan is intended to be a "formula plan," and, accordingly,  the  administering  committee  will have no discretion  in  establishing  the material  terms of such grants.  Subject  to the  express  provisions  of the 2001  Plan,  each  administering  committee  will  have  full authority to administer and interpret the 2001 Plan with respect to grants made by that committee.

Eligibility

                  Discretionary  Grants.  Grants  may be made  under  the  2001  Plan to (i)  employees  (including officers  and  directors)  of the Company  and of any  "subsidiary"  of the Company  (within the meaning of Section
424(f) of the Code), as designated  from time to time by the  administering  committee,  and (ii) any consultant or adviser to the Company,  any manager of the Company's  properties or affairs, any other similar service provider or affiliate  of the  Company,  any  corporation  or other  entity in which the Company  owns at least a 90%  economic interest,  and any employee of any of the foregoing  ("Service  Providers").  Subject to restrictions  set forth in the 2001 Plan, an eligible person may receive  successive  grants of options,  restricted  stock and/or  restricted stock units.

                  Formula  Plan for Outside  Directors.  On and after March 15,  2001,  and subject to  shareholder approval of the 2001 Plan,  each new Outside  Director  will,  upon the date of his or her initial  election by the
Board of Directors or the  shareholders of the Company to serve as an Outside  Director,  automatically  be granted nonstatutory  options to purchase  15,000  shares of Common  Stock.  In  addition,  if the 2001 Plan is approved by shareholders,  after each annual  meeting  (including  the 2001 Annual  Meeting),  each Outside  Director then duly elected and serving  will  automatically  be granted,  as of the date of such annual  meeting,  nonstatutory  stock options to purchase  2,500 shares,  so long as such Outside  Director has attended,  in person or by telephone,  at least 75% of the meetings  held by the Board of Directors  during the  immediately  preceding  calendar  year.  The administering  committee has no discretion to alter the  foregoing  provisions of the 2001 Plan  governing  options granted to Outside  Directors.  Six Outside  Directors  are currently  eligible to receive  option grants under the
Plan.

Shares Subject to the Plan

                  Under the terms of the 2001 Plan,  5,000,000  authorized but unissued  shares of Common Stock, or approximately  4.2% of the  outstanding  shares  of  Common  Stock at  February  28,  2001,  will be  reserved  for issuance.  In the event any  change is made to the Common  Stock  subject  to the 2001 Plan  (whether  by reason of recapitalization,  reclassification,  stock split, reverse split,  combination of shares, exchange of shares, stock
dividend,  or  other  increase,   decrease  or  change  in  such  shares),  the  Board  of  Directors  will  adjust proportionately  and  accordingly  the number and kinds of shares that may be purchased.  Any such adjustment in an outstanding  option,  however,  will be made  without a change in the total  price  applicable  to the  unexercised portion of the option but with a  corresponding  adjustment  in the per share option  price.  No  adjustment to any outstanding  grant will be  required in the event of a spin-off  by the  Company of the shares of a  subsidiary,  a stock dividend for which the Company will claim a dividends  paid  deduction  under Section 561 of the Code (or any successor provision), or a pro rata distribution to all shareholders of other assets of the Company.

Options

                  General.  All options  granted  under the 2001 Plan are  intended  to be treated as  nonstatutory stock  options,  unless the  administering  committee  specifically  designates a stock option as an ISO within the limitations of the 2001 Plan. The option  exercise price of options  granted under the 2001 Plan will be determined by the  administering  committee in accordance  with the 2001 Plan.  For both ISOs and  nonstatutory  options,  the exercise  price per share (the  "Option  Price")  will be equal to 100% of the fair  market  value  (determined  in accordance  with the 2001 Plan) of a share of Common  Stock upon the date of grant (but not less than the par value per share).  No person may receive an ISO if, at the time of grant,  such person owns directly or  indirectly  more than 10% of the total  combined  voting power of the Company,  unless the option price is at least 110% of the fair market  value of the Common  Stock and the  exercise  period of such ISO is limited to five years.  There is also a
$100,000  limit on the value of stock  (determined  at the time of grant) with  respect to which ISOs granted to an optionee may first become  exercisable  in any calendar  year. The maximum number of shares subject to options that can be granted under the 2001 Plan to any executive  officer,  other employee or Service Provider of the Company or any  subsidiary  is  2,500,000  shares  during  the first ten years of the 2001 Plan and  250,000  shares  per year thereafter.  Shares  underlying  any option that expires  unexercised  will again be available  for grant under the
2001 Plan.

                  Vesting.  Unless  otherwise  provided in the  applicable  option  agreement,  each option granted under the 2001 Plan will vest in three equal annual  installments  beginning on the first  anniversary  of the date of grant,  subject  to  acceleration  of  vesting  under  certain  circumstances  or (except in the case of options granted to  Outside  Directors)  in the  discretion  of the  administering  committee.  Each  option  granted to an
Outside  Director  under  the 2001  Plan  will  vest in three  equal  annual  installments  beginning  on the first anniversary of the date of grant.  Subject to certain  limitations,  options will remain  exercisable for ten years from the date of grant.  Options will expire prior to their  scheduled  termination  upon the  thirtieth  day after termination of the optionee's  employment with the Company or a Service Provider,  or termination of the optionee's service  relationship  with the Company  (other than, for  individuals,  by reason of death or "permanent and total disability"  (within the  meaning of Section  22(e)(3)  of the  Code)).  Special  rules will govern the vesting and expiration of options  following the death or "permanent and total  disability" of an optionee.  The  administering committee may extend the period during which an option  (other than an option  granted to an Outside  Director) may be exercised (but not later than the date the option would otherwise expire).

                  Transferability.  Options  granted  under the 2001 Plan are  exercisable  only by the optionee or his or her permitted  transferees  during the optionee's  lifetime.  Options are  transferable by the optionee only as  provided  in the  agreement  evidencing  the grant or as may be  provided  by will or the laws of  descent  and distribution.

                  Payment of Option  Price.  Payment for shares  purchased  under the 2001 Plan may be made in cash or cash  equivalents,  by  exchanging  shares of Common  Stock  valued at their  fair  market  value on the date of exercise,  or by a combination  of the  foregoing.  An optionee also may pay the exercise  price by directing  that certificates  for the shares  purchased upon exercise be delivered to a licensed  broker  acceptable to the Company as agent for the optionee,  and that the broker tender to the Company cash or cash equivalents  equal to the option exercise  price plus the amount of any taxes that the Company may be  required to withhold in  connection  with the exercise of the option.

Restricted Stock and Restricted Stock Units

                  The administering  committee may grant to eligible persons (but not to Outside  Directors) shares of Common Stock (or units  representing  shares of Common  Stock)  subject to vesting based on the passage of time, the  achievement by the grantee or the Company of specified  performance  objectives,  or other  conditions  deemed appropriate  by the  administering  committee.  The  administering  committee  will  establish  the  conditions  to vesting,  and the period of time during which the conditions will apply (the "Restricted  Period"),  at the time of grant.

                  Any  applicable  performance  objectives  will be  established  in writing  by the  administering committee  prior to March 31 of the year in which  the  grant  is made  and  while  the  outcome  is  substantially uncertain.  Performance  objectives will be based on stock price, market share,  sales,  earnings per share, return on equity or costs,  and may include  positive  results,  maintaining the status quo or limiting  economic  losses.
During the Restricted  Period,  restricted  stock or restricted stock units may not be transferred by the employee.
In its discretion,  the  administering  committee may shorten or terminate the Restricted Period or waive any other restrictions applicable to the award.

                  If the  termination  of a grantee's  employment  with the Company or a Service  Provider,  or the termination of a grantee's service  relationship with the Company,  occurs during the Restricted  Period, the award will be forfeited  unless the  administering  committee,  in its discretion,  determines  otherwise.  Special rules will  apply to the  vesting of an award  upon the death or  "permanent  and total  disability"  of a  grantee.  Any shares of restricted  stock that are forfeited  will again be available for award under the 2001 Plan.  The maximum number of shares of restricted  stock, or shares  represented by restricted stock units,  that can be granted under the 2001 Plan to any eligible person is 250,000 shares per year.

                  The  administering  committee  may, in the  agreement  evidencing  a grant of  restricted  stock, provide  that the grantee will be entitled to vote and to receive  dividends on the shares of Common Stock  subject to the award.  The  administering  committee  may, in the agreement  evidencing a grant of restricted  stock units, provide that the grantee will be entitled to receive  payments equal to the dividends paid on an equivalent  number of shares of Common Stock.  Upon vesting of an award of restricted stock or restricted  stock units,  including the satisfaction,  lapse or waiver of all  applicable  restrictions  and  conditions,  the grantee  will be entitled to receive a stock  certificate  representing  the vested  shares.  The shares will be issuable to the grantee free of charge, other than payment of the par value of such shares.

FEDERAL INCOME TAX CONSEQUENCES OF THE 2001 PLAN

                  The grant of an option will not be a taxable event for the optionee or the Company.

                  An optionee  will not  recognize  taxable  income upon  exercise of an ISO, and any gain realized upon a  disposition  of shares of stock  received  pursuant to the  exercise  of an ISO will be taxed as  long-term capital  gain if the  optionee  holds the  shares  for at least two years  after the date of grant and for one year after  the date of  exercise.  However,  the  excess of the fair  market  value of stock  subject  to an ISO on the exercise  date over the option  exercise  price will be  included in the  optionee's  alternative  minimum  taxable income in the year of exercise  (except that, if the optionee is subject to certain  securities  law  restrictions, determination  of the amount included in alternative  minimum taxable income will be deferred,  unless the optionee elects  within 30 days  following  exercise to have income  determined  without  regard to such  restrictions)  for purposes of the  alternative  minimum tax. An optionee may be entitled to a credit  against  regular tax  liability in future years for minimum  taxes paid with  respect to the exercise of ISOs.  The Company will not be entitled to any business expense deduction with respect to the exercise of an ISO, except as discussed below.

                  For the  exercise  of an  option  to  qualify  for the  foregoing  tax  treatment,  the  optionee generally  must be an employee of the Company or a  subsidiary  from the date the option is granted  through a date within three  months  before the date of exercise of the option.  In the case of an optionee  who is disabled,  the three-month  period for exercise  following  termination  of  employment is extended to one year. In the case of an employee who dies,  both the time for  exercising  ISOs after  termination of employment and the holding period for stock received pursuant to the exercise of the option are waived.

                  If all of the foregoing  requirements  are met except the special  holding period rules mentioned above,  the optionee will recognize  ordinary income upon the disposition of the stock in an amount generally equal to the excess of the fair market value of the stock at the time the option was exercised  over the option  exercise price (but not in excess of the gain  realized on the sale).  The balance of the  realized  gain,  if any,  will be capital  gain.  The Company will be allowed a business  expense  deduction  to the extent the  optionee  recognizes ordinary income.

                  If an optionee  exercises  an ISO by  tendering  shares of Common  Stock with a fair market value equal to part or all of the  option  exercise  price,  the  exchange  of shares  will be  treated  as a  nontaxable exchange  (except that this  treatment  would not apply if the  optionee had acquired the shares being  transferred pursuant to the  exercise  of an ISO and had not  satisfied  the special  holding  period  requirements  summarized above).  If the  exercise is treated as a tax free  exchange,  the optionee  would have no taxable  income from the exchange  and  exercise  (other than minimum  taxable  income as  discussed  above) and the tax basis of the shares exchanged  would be  treated  as the  substituted  basis for the  shares  received.  If the  optionee  used  shares received  pursuant  to the  exercise  of an ISO (or  another  statutory  option) as to which the  optionee  had not satisfied the applicable  holding  period  requirement,  the exchange  would be treated as a taxable  disqualifying disposition of the exchanged shares.

                  Upon exercising a nonstatutory  option,  an optionee will recognize  ordinary income in an amount equal to the  difference  between the exercise price and the fair market value of the stock on the date of exercise
(except that, if the optionee is subject to certain  restrictions  imposed by the securities  laws, the measurement date will be deferred,  unless the  optionee  makes a special tax  election  within 30 days after  exercise to have income  determined  without  regard  to the  restrictions).  If the  Company  complies  with  applicable  reporting requirements,  it will be entitled to a business  expense  deduction in the same amount and at the same time as the optionee  recognizes  ordinary  income.  Upon a  subsequent  sale or  exchange of shares  acquired  pursuant to the exercise of a  nonstatutory  option,  the  optionee  will have  taxable  gain or loss,  measured by the  difference between the amount  realized on the  disposition  and the tax basis of the shares  (generally,  the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

                  If the  optionee  surrenders  shares of Common  Stock in payment  of part or all of the  exercise price  for  nonstatutory  options,  no gain or loss will be  recognized  with  respect  to the  shares  surrendered
(regardless  of whether  the shares were  acquired  pursuant to the  exercise of an ISO) and the  optionee  will be treated as  receiving  an  equivalent  number of shares  pursuant  to the  exercise  of the option in a  nontaxable exchange.  The basis of the  shares  surrendered  will be treated as the  substituted  tax basis for an  equivalent number of option  shares  received  and the new shares  will be treated  as having  been held for the same  holding period as had  expired  with  respect to the  transferred  shares.  The  difference  between the  aggregate  option exercise  price and the aggregate fair market value of the shares  received  pursuant to the exercise of the option will be taxed as  ordinary  income.  The  optionee's  basis in the  additional  shares  will be equal to the amount included in the optionee's income.

                  An award of  restricted  stock units will create no immediate tax  consequences  for the employee or the Company,  and an award of  restricted  stock will create no immediate tax  consequences  for the employee or the Company  unless the  employee  makes an election  pursuant to Section  83(b) of the Code.  The  employee  will, however,  realize  ordinary  income when  restricted  stock or restricted  stock units become vested,  in an amount equal to the  fair  market  value of the  underlying  shares  of  Common  Stock  on the  date of  vesting  less any consideration  paid by the employee for such stock.  If the employee  makes an election  pursuant to Section  83(b)
of the Code with  respect to a grant of  restricted  stock,  the  employee  will  recognize  income at the time the restricted  stock is  awarded  (based  upon the value of such  stock at the time of  award),  rather  than when the restricted  stock becomes vested.  The Company will be allowed a business  expense  deduction for the amount of any taxable  income  recognized  by the employee at the time such income is recognized  (assuming the Company  complies with applicable reporting requirements).

                  The foregoing  provides only a general  description  of the federal  income tax  consequences  of transactions  contemplated  by the 2001 Plan.  Participants  should  consult a tax  advisor as to their  individual circumstances.

NEW PLAN BENEFITS

                  The following  table sets forth the  aggregate  benefits or amounts that would have been received by or allocated to the Outside Directors for the last completed fiscal year if the 2001 Plan had been in effect.

                                                     2001 Plan

-------------------------------------- ----------------------------------- -----------------------------------

       Name and Position (1)                     Dollar Value                      Number of Units
-------------------------------------- ----------------------------------- -----------------------------------

    Non-Executive Director Group                     $0 (2)                            15,000 (3)
-------------------------------------- ----------------------------------- -----------------------------------

    (1)  Benefits  or  amounts  for  persons  other  than  those in the  Non-Executive  Director  Group are not determinable,  either as of the date  hereof or for the last  completed  fiscal year had the 2001 Plan then been in effect.

    (2)  The exercise  price of options  granted to  Non-Executive  Directors  will be the fair market value of the underlying shares on the date of grant.

    (3)  Based on the number of eligible Non-Executive Directors as of February 28, 2001.

REQUIRED VOTE

                  Approval of the 2001 Plan  requires  approval  by a majority  of the votes cast on the  proposal, provided that the total votes cast represent a majority of the voting power  represented by all shares  entitled to vote on the matter.  For these  purposes,  an  abstention  or broker  non-vote  will not be treated as a vote cast.
The officers and directors of the Company intend to vote their shares for approval of the 2001 Plan.

                  The Board of Directors recommends that you vote FOR approval of the 2001 Plan.

                                             EXPENSES OF SOLICITATION

                  The  Company  will  pay  the  cost  of  soliciting   Proxy/Instruction   Cards.  In  addition  to
solicitation  by mail,  certain  directors,  officers and regular  employees of the Company and its  affiliates may solicit the return of  Proxy/Instruction  Cards by  telephone,  telegram,  personal  interview  or  otherwise.  The
Company may also reimburse  brokerage firms and other persons  representing the beneficial  owners of the Company's stock for their  reasonable  expenses  in  forwarding  proxy  solicitation  materials  to such  beneficial  owners.
Shareholder  Communications  Corporation,  New  York,  New  York may be  retained  to  assist  the  Company  in the solicitation of  Proxy/Instruction  Cards, for which  Shareholder  Communications  Corporation would receive normal and customary fees and expenses from the Company.

                                DEADLINES FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR
                                       CONSIDERATION AT 2002 ANNUAL MEETING

                  Any proposal  that a holder of Common Stock or  Depositary  Shares wishes to submit for inclusion in the Company's Proxy Statement for the 2002 Annual Meeting of Shareholders  ("2002 Proxy Statement")  pursuant to
Securities  and Exchange  Commission  Rule 14a-8 must be received by the Company no later than December ___,  2001.
In  addition,  notice of any  proposal  that a holder of Common Stock or  Depositary  Shares  wishes to propose for consideration  at the 2002  Annual  Meeting of  Shareholders,  but does not seek to include in the  Company's  2002
Proxy Statement  pursuant to Rule 14a-8,  must be delivered to the Company no later than  _______________,  2002 if the  proposing  holder of Common Stock or  Depositary  Shares  wishes for the Company to describe the nature of the proposal in its 2002 Proxy  Statement as a condition to exercising its  discretionary  authority to vote proxies on the proposal.  Any  shareholder  proposals or notices  submitted to the Company in connection  with the 2002 Annual
Meeting of Shareholders should be addressed to: Sarah Hass,  Secretary,  Public Storage,  Inc., 701 Western Avenue,
Glendale, California 91201-2349.

                                                   OTHER MATTERS

                  The  management  of the Company does not intend to bring any other matter  before the meeting and knows of no other  matters that are likely to come before the meeting.  If any other  matters  properly come before the meeting,  the persons  designated as proxies in the  accompanying  Proxy/Instruction  Card and the Trustee will vote the shares of Common  Stock  represented  thereby,  if any,  and the  Depositary  will vote the  Equity  Stock underlying  the  Depositary  Shares  represented  thereby,  if any, in accordance  with their best judgment on such matters.

                                  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

                  The following  documents,  filed by the Company  pursuant to Section 13 of the 1934 Act (File No.
1-8389),  are  incorporated  by reference:  (i) the Annual Report on Form 10-K for the year ended December 31, 2000 and (ii) the Current  Report on Form 8-K dated January 16, 2001.  The Company will furnish,  without  charge,  upon written or oral request of any  shareholder  to whom a copy of this Proxy  Statement is  delivered,  by first class mail within one business day of receipt of such request,  a copy of any and all  information  described  above (not including  exhibits).  Requests should be addressed to: Sarah Hass,  Secretary,  Public Storage,  Inc., 701 Western
Avenue, Glendale, California 91201-2349.

                  You are urged to vote the  accompanying  Proxy/Instruction  Card and sign,  date and return it in the  enclosed  stamped  envelope at your  earliest  convenience,  whether or not you  currently  plan to attend the meeting in person.

                                                    By Order of the Board of Directors

                                                           SARAH HASS, Secretary

Glendale, California
March ___, 2001

                                                                                                          Exhibit A

                                               PUBLIC STORAGE, INC.

                               CHARTER OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                 ADOPTED BY THE BOARD OF DIRECTORS ON MAY 1, 2000

1.       The Audit  Committee of the Board of Directors  (the "Board")  shall consist of at least three  directors, none of whom  shall  have  any  relationship  to the  Company  that  may  interfere  with  the  exercise  of  their independence from management and the Company,  each of whom shall be financially  literate,  as such  qualification is interpreted  by the Board in its business  judgment,  and at least one of whom shall have  accounting or related financial  management  expertise,  as the Board  interprets such  qualification  in its business  judgment,  all in accordance with the requirements of the New York Stock Exchange.

2.       The purposes of the Audit Committee are:

                  o       to oversee the Company's  accounting and financial  reporting  policies and practices and its internal controls;

                  o       to oversee  the quality and  appropriateness  of  accounting  processes  and  qualitative aspects of the Company's financial statements and the audit thereof; and

                  o       to act as a liaison between the Company's outside auditor and the Board.

3.       The function of the Audit  Committee is  oversight;  it is the  responsibility  of the Company to maintain appropriate systems for accounting and internal control,  and the auditor's  responsibility to plan and carry out a proper audit.  To this end, the Audit Committee shall have  unrestricted  access to the Board,  the outside auditor and the executive and financial  management  of the Company.  The outside  auditor shall be ultimately  accountable to the Audit  Committee  and the Board,  and  therefore  the Audit  Committee and the Board shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor.

4.       To carry out its purposes, the Audit Committee shall have the following responsibilities:

                  o       to  recommend  to the Board the  selection,  engagement  and  replacement  of the outside auditor;

                  o       to require the outside auditor to submit to the Audit  Committee,  on a periodic basis, a formal  written  statement  delineating  all  relationships  between  the auditor and the
                          Company,  to engage in a dialogue with the outside  auditor with respect to any disclosed relationship or services that may impact the objectivity and  independence of the outside auditor,  and to  recommend  that the Board take  appropriate  action in  response to the outside auditor's report to satisfy itself of the outside auditor's independence;

                  o       to meet with the Company's outside auditor,  including private meetings, as necessary (i)
                          to review the arrangements for, procedures to be utilized,  and scope of the annual audit and any specific audits, (ii) to discuss any matters of concern relating to the Company's financial  statements,  including any adjustments to such  statements  recommended by the auditor,  disagreements  with  management  or other  significant  issues  encountered  in connection with the audit work,  (iii) to review the annual  financial  statements of the
                          Company  and  significant   accounting  policies  underlying  the  statements  and  their presentation to the public in the annual or other reports, (iv) to consider the auditor's comments and recommendations with respect to the Company's financial policies, procedures and adequacy of internal accounting controls and the Company's responses thereto, and (v)
                          to review the form of opinion the auditor proposes to render;

                  o       to consider the appropriateness of and effect upon the Company of any significant changes in accounting principles or practices proposed by the Company or the auditor;

                  o       to review legal and regulatory  matters that may have a material  impact on the financial statements of the Company, including company compliance policies and procedures;

                  o       to review the fees charged by the auditor for audit or non-audit services;

                  o       to  investigate  improprieties  or suspected  improprieties  in the  Company's  financial operations;

                  o       to perform such other  functions as required by law, the  Company's  bylaws or the Board;
                          and

                  o       to report  activities  to the Board on a regular  basis and to make such  recommendations with respect to the above and other matters as the Audit  Committee may deem necessary or appropriate.

5.       The Audit  Committee  shall have a chairman,  who shall be elected by a majority vote of the Board,  shall meet on a regular basis, and shall hold special meetings as  circumstances  require.  The Audit Committee shall act by majority vote of its members.

6.       The Audit  Committee  shall meet regularly with the financial  officers of the Company,  with the internal auditor, if any, and with other officers as it deems appropriate.

7.       The  Audit   Committee   shall  have  the   resources   and   authority   appropriate   to  discharge  its
responsibilities,  including  the  authority to retain  special  counsel and other  experts or  consultants  at the expense of the Company.

8.       The Audit  Committee  shall prepare a report for inclusion in the Company's proxy statement for its annual meeting of shareholders in accordance with applicable requirements of the U.S. Securities and Exchange Commission.

9.       The Audit  Committee  shall  review and  reassess  the  adequacy  of this  Charter on an annual  basis and recommend any changes to the Board.

                                                                                                          Exhibit B

                                               PUBLIC STORAGE, INC.

                                       2001 STOCK OPTION AND INCENTIVE PLAN

         Public Storage,  Inc., a California  corporation (the "Company"),  sets forth herein the terms of its 2001
Stock Option and Incentive Plan (the "Plan") as follows:

         1.       PURPOSE

         The Plan is intended to enhance the  Company's  ability to attract and retain highly  qualified  officers, key  employees,  outside  directors,  and other persons to advance the  interests of the Company by providing  such persons with stronger  incentives to continue to serve the Company and its  affiliates  (as defined  herein) and to expend  maximum  effort to improve the  business  results  and  earnings  of the  Company.  The Plan is intended to accomplish  this  objective  by  providing  to  eligible  persons an  opportunity  to acquire or  increase a direct proprietary  interest in the operations  and future success of the Company.  To this end, the Plan provides for the grant of stock options,  restricted  stock and restricted  stock units in accordance  with the terms hereof.  Stock options granted under the Plan may be non-qualified  stock options or incentive stock options,  as provided herein, except that stock options granted to outside directors shall in all cases be non-qualified stock options.

         2.       DEFINITIONS

         For purposes of interpreting the Plan and related documents  (including Award  Agreements),  the following definitions shall apply:

         2.1      "affiliate"  of, or person  "affiliated"  with,  a person  means any  company  or other  trade or business that  controls,  is  controlled by or is under common  control with such person within the meaning of Rule
405 of Regulation C under the 1933 Act (as defined herein).

         2.2      "Award  Agreement"  means the stock option  agreement,  restricted  stock  agreement,  restricted stock unit agreement or other written  agreement  between the Company and a Grantee that evidences and sets out the terms and conditions of a Grant.

         2.3      "Benefit Arrangement" shall have the meaning set forth in Section 14 hereof.

         2.4      "Board" means the Board of Directors of the Company.

         2.5      "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

         2.6      "Committee"  means  one or more  committees  of the  Board,  as  designated  from time to time by resolution of the Board,  each of which shall have all powers,  privileges  and  obligations  vested by the Plan in the Committee to the extent  specified in such  resolution.  At least one committee of the Board that is designated by the Board as a  Committee  shall  consist  of no fewer than two  members of the Board,  none of whom shall be an officer  or other  salaried  employee  of the  Company  or any  affiliate,  and each of whom  shall  qualify in all respects as a  "non-employee  director"  within the meaning of Rule 16b-3 under the Exchange  Act or any  successor rule or  regulation  and as an  "outside  director"  within the meaning of Section  162(m) of the Code.  Until such time as the Board shall  determine  otherwise,  the Executive  Equity  Awards  Committee of the Board shall be such
Committee, and the Equity Awards Committee of the Board also shall be a Committee.

         2.7      "Company" means Public Storage, Inc.

         2.8      "Effective Date" means March 15, 2001, the date on which the Plan was adopted by the Board.

         2.9      "Exchange  Act"  means the  Securities  Exchange  Act of 1934,  as now in effect or as  hereafter amended.

         2.10     "Fair  Market  Value"  means the  value of a share of Stock,  determined  as  follows:  if on the
Grant Date or other  determination date the Stock is listed on an established  national or regional stock exchange, is admitted  to  quotation  on the Nasdaq  National  Market,  or is publicly  traded on an  established  securities market,  the Fair Market Value of a share of Stock shall be the closing  price of the Stock on such  exchange or in such market (the closing  price on the  principal  such  exchange or market if there is more than one such exchange or market) on the Grant Date or such other  determination  date (or if there is no such reported closing price, the
Fair Market  Value shall be the mean  between the highest bid and lowest  asked  prices or between the high and low sale prices on such trading  day) or, if no sale of Stock is reported  for such trading day, on the next  preceding day on which any sale shall have been  reported.  If the Stock is not  listed on such an  exchange,  quoted on such system or traded  on such a  market,  Fair  Market  Value  shall be the  value of the  Stock as  determined  by the
Committee in good faith.

         2.11     "Grant" means an award of an Option, Restricted Stock or Restricted Stock Units under the Plan.

         2.12     "Grant  Date" means (a) for Grants other than Grants to Outside  Directors,  the later of (i) the date as of which the  Committee  approves  the Grant or  (ii) the  date as of which the  Grantee and the Company or
Service Provider enter into the relationship  resulting in the Grantee's  becoming eligible to receive a Grant, and
(b) for Grants to Outside Directors, the date on which such Grant is made in accordance with Section 7 hereof.

         2.13     "Grantee" means a person who receives or holds an Option,  Restricted  Stock or Restricted  Stock
Units under the Plan.

         2.14     "Incentive  Stock Option" means an "incentive  stock option" within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

         2.15     "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

         2.16     "Option  Period"  means  the  period  during  which  Options  may be  exercised  as set  forth in
Section 11 hereof.

         2.17     "Option Price" means the purchase price for each share of Stock subject to an Option.

         2.18     "Other Agreement" shall have the meaning set forth in Section 14 hereof.

         2.19     "Outside Director" means a member of the Board who is not an officer or employee of the Company.

         2.20     "Plan" means the Public Storage, Inc. 2001 Stock Option and Incentive Plan.

         2.21     "Reporting  Person"  means a person who is required to file reports  under  Section 16(a)  of the
Exchange Act.

         2.22     "Restricted  Period" means the period  during which  Restricted  Stock or Restricted  Stock Units are subject to restrictions or conditions pursuant to Section 13.2 hereof.

         2.23     "Restricted  Stock" means shares of Stock,  awarded to a Grantee  pursuant to Section 13  hereof, that are subject to restrictions and to a risk of forfeiture.

         2.24     "Restricted  Stock Unit" means a unit awarded to a Grantee pursuant to Section 13  hereof,  which represents  a  conditional  right to receive a share of Stock in the future,  and which is subject to  restrictions and to a risk of forfeiture.

         2.25     "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

         2.26     "Service  Provider"  means a  consultant  or adviser to the Company,  a manager of the  Company's properties or affairs,  or other similar service provider or affiliate of the Company,  or any corporation or other entity in which the Company owns at least a ninety  percent (90%)  economic  interest,  and employees of any of the foregoing, as such persons may be designated from time to time by the Committee pursuant to Section 6 hereof.

         2.27     "Stock" means the common stock, par value $0.10 per share, of the Company.

         2.28     "Subsidiary"   means  any  "subsidiary   corporation"  of  the  Company  within  the  meaning  of
Section 424(f) of the Code.

         2.29     "Termination  Date"  shall be the date upon which an Option  shall  terminate  or expire,  as set forth in Section 11.2 hereof.

         3.       ADMINISTRATION OF THE PLAN

         3.1      General.  Subject to Section 3.2 hereof,  the Plan shall be  administered  by the Committee.  The
Board may remove  members,  add members,  and fill  vacancies on the Committee from time to time, all in accordance with the Company's articles of incorporation and by-laws and applicable law.

         3.2      Plenary  Authority of the  Committee.  Subject to Section 3.4 hereof,  the  Committee  shall have such  powers and  authorities  related  to the  administration  of the Plan as are  consistent  with the  Company's articles of  incorporation  and by-laws and  applicable  law. The Committee  shall have full power and authority to take all  actions  and to make all  determinations  required  or  provided  for  under  the  Plan,  subject  to any limitations  imposed by the resolutions of the Board  designating  and empowering  such  Committee,  and shall have full power and authority to take all such other  actions and make all such other  determinations  not  inconsistent with the specific terms and  provisions of the Plan that the Committee  deems to be necessary or appropriate to the administration  of the Plan.  In the event,  however,  that more than one  committee of the Board is  authorized to act as the  Committee,  (i) each such  committee  shall  have the  power and  authority  to take  actions  and make determinations  required or provided for under an outstanding  Grant or Award Agreement only if such Grant or Award
Agreement was initially  authorized by such committee,  and (ii) only a committee comprised solely of "non-employee directors"  within the meaning of Rule 16b-3 under the Exchange Act and "outside  directors"  within the meaning of
Section  162(m) of the Code shall have the  authority  to approve a Grant to any  officer  who is then a  Reporting
Person.  All such actions and  determinations  shall be by the affirmative vote of a majority of the members of the
Committee  present at a meeting or by unanimous  consent of the Committee  executed in writing in  accordance  with the Company's  articles of  incorporation  and by-laws and applicable law. The  interpretation  and construction by the Committee of any provision of the Plan, any Grant or any Award Agreement shall be final and conclusive.

         3.3      Discretionary  Grants.  Subject to  Section 3.4  hereof and to the other terms and  conditions of the Plan, the Committee shall have full and final  authority to designate  Grantees,  (i) to  determine the type or types of Grant to be made to a Grantee,  (ii) to  determine the number of shares of Stock to be subject to a Grant,
(iii) to  establish the terms and  conditions of each Grant  (including,  but not limited to, the exercise price of any Option,  the nature and duration of any  restriction or condition (or provision for lapse thereof)  relating to the vesting,  exercise,  transfer,  or forfeiture of a Grant or the shares of Stock subject thereto,  and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),  (iv) to  prescribe the form of each Award  Agreement  evidencing a Grant,  and (v) to amend,  modify,  or supplement the terms of any  outstanding
Grant;  provided,  however,  that the Committee  shall not have the  authority to reduce the exercise  price of any outstanding Option other than pursuant to Section 17 hereof.  Such authority  specifically  includes the authority, in order to  effectuate  the  purposes  of the Plan but without  amending  the Plan,  to modify  Grants to eligible individuals who are foreign  nationals or are individuals who are employed  outside the  United States to recognize differences  in local law, tax policy,  or custom.  As a condition to any  subsequent  Grant,  the Committee  shall have the right, at its discretion,  to require  Grantees to return to the Company Grants  previously  awarded under the Plan.  Subject  to the terms  and  conditions  of the  Plan,  any such new Grant  shall be upon such  terms and conditions as are specified by the Committee at the time the new Grant is made.

         3.4      Grants to Outside  Directors.  With  respect to Grants of Options to Outside  Directors  pursuant to Section 7 hereof, the Committee's  responsibilities  under the Plan shall be limited to taking all legal actions necessary to document  the Options so granted,  to interpret  the Award  Agreements  evidencing  such  Options,  to maintain  appropriate  records and reports regarding such Options,  and to take all acts authorized by this Plan or otherwise reasonably necessary to effect the purposes hereof.

         3.5      No  Liability.  No member  of the Board or of the  Committee  shall be liable  for any  action or determination made in good faith with respect to the Plan or any Grant or Award Agreement.

         3.6      Applicability  of Rule  16b-3.  Those  provisions  of the Plan that  make  express  reference  to
Rule 16b-3 under the Exchange Act shall apply only to Reporting Persons.

         4.       STOCK SUBJECT TO THE PLAN

         Subject to  adjustment  as provided in  Section 17  hereof,  the number of shares of Stock  available  for issuance  under the Plan shall be 5,000,000.  Stock issued or to be issued under the Plan shall be  authorized  but unissued  shares.  If any shares  covered by a Grant are not purchased or are  forfeited,  or if a Grant  otherwise terminates  without delivery of any Stock subject  thereto,  then the number of shares of Stock counted against the aggregate  number of shares  available  under the Plan with respect to such Grant shall,  to the extent of any such forfeiture or termination, again be available for making Grants under the Plan.

         5.       EFFECTIVE DATE AND TERM OF THE PLAN

         5.1      Effective  Date.  The Plan shall be effective as of the  Effective  Date,  subject to approval of the Plan within one year of the  Effective  Date,  by a majority of the votes cast on the  proposal at a meeting of shareholders,  provided  that the total  votes cast  represent  a majority  of all shares  entitled  to vote.  Upon approval of the Plan by the  shareholders  of the Company as set forth above,  all Grants made under the Plan on or after the Effective Date shall be fully  effective as if the  shareholders  of the Company had approved the Plan on the Effective  Date. If the  shareholders  fail to approve the Plan within one year after the Effective  Date,  any
Grants made hereunder shall be null and void and of no effect.

         5.2      Term.  The Plan has no termination  date;  however,  no Incentive  Stock Option may be granted on or after the tenth anniversary of the Effective Date.

         6.       DISCRETIONARY GRANTS

         6.1      Company or Subsidiary  Employees.  Grants  (including  Grants of Incentive  Stock Options) may be made under the Plan to any  employee of the Company or of any  Subsidiary,  including  any such  employee who is an officer or director of the Company or of any  Subsidiary,  as the Committee shall determine and designate from time to time.

         6.2      Service   Providers.   Grants  may  be  made  under  the  Plan  to  any  Service  Provider  whose participation  in the Plan is  determined  by the  Committee  to be in the best  interests of the Company and is so designated  by the  Committee;  provided,  however,  that Grants to Service  Providers who are not employees of the
Company or of any Subsidiary shall not be Incentive Stock Options.

         6.3      Successive  Grants.  An  eligible  person  may  receive  more  than one  Grant,  subject  to such restrictions as are provided herein.

         7.       GRANTS TO OUTSIDE DIRECTORS

         7.1      Initial  Grants of Options.  Each Outside  Director  who is initially  elected to the Board on or after the Effective Date shall,  upon the date of his or her initial  election by the Board or the  shareholders of the Company,  automatically  be awarded a Grant of an Option,  which shall not be an  Incentive  Stock  Option,  to purchase 15,000 shares of Stock (which amount shall be subject to adjustment as provided in Section 17 hereof).

         7.2      Subsequent  Grants of Options.  Immediately  following each Annual Meeting of Shareholders of the
Company held after the Effective Date,  each Outside  Director then duly elected and serving (other than an Outside
Director  initially elected to the Board at such Annual Meeting of Shareholders)  shall  automatically be awarded a
Grant of an Option,  which shall not be an Incentive Stock Option,  to purchase 2,500 shares of Stock (which amount shall be subject to adjustment as provided in  Section 17  hereof);  provided,  however,  that no Outside  Director shall be eligible to receive a Grant of Options under this Section 7.2  unless such person  attended,  in person or by  telephone,  at least  seventy-five  percent of the meetings held by the Board or, if a member of a committee of the  Board,  held by both the Board and all  committees  of the  Board on which  such  person  served,  during  the immediately  preceding  calendar  year (or such portion  thereof  during which the Outside  Director  served on the
Board and any such committees).

         7.3      Vesting.  Options  granted to Outside  Directors  pursuant to Sections  7.1 and 7.2 shall vest in three equal annual  installments  in accordance  with the schedule set forth in the first  sentence of Section 11.1 hereof.

         8.       LIMITATIONS ON GRANTS

         8.1      Limitation  on Shares of Stock Subject to Grants.  The maximum  number of shares of Stock subject to Options  that can be  awarded  under the Plan to any  person  eligible  for a Grant  under  Section 6  hereof is
2,500,000  during the first ten years  after the  Effective  Date and  250,000  per year  thereafter.  The  maximum number of shares of Restricted  Stock that can be awarded under the Plan  (including for this purpose any shares of
Stock  represented by Restricted  Stock Units) to any person eligible for a Grant under Section 6 hereof is 250,000 per year.

         8.2      Limitations on Incentive  Stock  Options.  An Option shall  constitute an Incentive  Stock Option only (i) if the Grantee of such Option is an employee of the  Company or any  Subsidiary  of the  Company;  (ii) to
the extent  specifically  provided in the related Award Agreement;  and (iii) to the extent that the aggregate Fair
Market  Value  (determined  at the time the Option is  granted)  of the  shares of Stock with  respect to which all
Incentive  Stock  Options  held by such Grantee  become  exercisable  for the first time during any  calendar  year
(under the Plan and all other plans of the Grantee's  employer and its affiliates) does not exceed  $100,000.  This limitation shall be applied by taking Options into account in the order in which they were granted.

         9.       AWARD AGREEMENT

         Each Grant  pursuant to the Plan shall be evidenced by an Award  Agreement,  to be executed by the Company and by the Grantee,  in such form or forms as the Committee  shall from time to time  determine.  Award  Agreements granted from time to time or at the same time need not contain  similar  provisions  but shall be  consistent  with the terms of the Plan.  Each Award  Agreement  evidencing a Grant of Options shall specify whether such Options are intended to be non-qualified stock options or Incentive Stock Options.

         10.      OPTION PRICE

         The  Option  Price of each  Option  shall be fixed by the  Committee  and  stated in the  Award  Agreement evidencing  such  Option.  The Option  Price  shall be the  aggregate  Fair  Market  Value on the Grant Date of the shares of Stock  subject to the Option;  provided,  however,  that in the event that a Grantee  would  otherwise be ineligible to receive an Incentive  Stock Option by reason of the  provisions  of Sections  422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the Company's  outstanding  Stock), the Option Price of an Option  granted to such  Grantee  that is intended to be an  Incentive  Stock  Option shall be not less than the greater  of the par value of a share of Stock or 110  percent of the Fair  Market  Value of a share of Stock on the
Grant Date.  In no case shall the Option Price of any Option be less than the par value of a share of Stock.

         11.      VESTING, TERM AND EXERCISE OF OPTIONS

         11.1     Vesting and Option  Period.  Unless  otherwise  provided  in an Award  Agreement  evidencing  the
Grant of an Option,  each Option granted under the Plan shall become  exercisable in accordance  with the following schedule:  (i) prior to the first  anniversary of the Grant Date, the Option shall not be exercisable;  (ii) on the first  anniversary of the Grant Date, the Option shall become  exercisable  with respect to one-third of the shares of Stock  subject to such  Option;  (iii) on  the second  anniversary  of the Grant Date,  the Option  shall become exercisable  with respect to an additional  one-third of the shares of Stock subject to such Option and (iv) on the third  anniversary of the Grant Date, the Option shall become  exercisable  with respect to the remaining shares of
Stock subject to such Option and shall remain  exercisable in full up to (but not including) the  Termination  Date
(as defined in  Section 11.2  hereof).  For purposes of this  Section 11.1,  fractional  numbers of shares of Stock subject to an Option shall be rounded down to the next nearest  whole  number.  The period  during which any Option shall be exercisable in accordance  with the foregoing  schedule shall  constitute the "Option Period" with respect to such Option.

         11.2     Term.  Each Option granted under the Plan shall  terminate,  and all rights to purchase shares of
Stock  thereunder  shall cease,  upon the  expiration  of ten years from the date such Option is granted,  or under such  circumstances  and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement  relating to such Option (the "Termination  Date");  provided,  however,  that in the event that the Grantee  would  otherwise be  ineligible  to receive an Incentive  Stock Option by reason of the provisions  of Sections  422(b)(6)  and 424(d) of the Code  (relating  to ownership of more than ten percent of the outstanding  Stock),  an Option granted to such Grantee that is intended to be an Incentive  Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

         11.3     Acceleration.  Any limitation on the exercise of an Option  contained in any Award  Agreement may be  rescinded,  modified  or waived by the  Committee,  in its sole  discretion,  at any time and from time to time after  the  Grant  Date of such  Option,  so as to  accelerate  the  time at which  the  Option  may be  exercised.
Notwithstanding  any other  provision of the Plan, no Option shall be  exercisable in whole or in part prior to the date the Plan is approved by the shareholders of the Company as provided in Section 5.1 hereof.

         11.4     Termination of Employment or Other  Relationship.  Upon the  termination (i) of the employment of a Grantee with the Company or a Service Provider,  (ii) of a Service Provider's  relationship with the Company,  or
(iii) of an Outside Director's service to the Company,  other than, in the case of individuals,  by reason of death or "permanent and total  disability"  (within the meaning of  Section 22(e)(3)  of the Code), any Option or portion thereof held by such Grantee that has not vested in accordance  with the  provisions of  Section 11.1  hereof shall terminate  immediately,  and any Option or portion  thereof that has vested in  accordance  with the  provisions of
Section 11.1  hereof but has not been  exercised  shall  terminate  at the close of business on the  thirtieth  day following the Grantee's termination of service,  employment,  or other relationship,  unless the Committee,  in its discretion,  extends the period during which the Option may be exercised  (which period may not be extended  beyond the original  term of the Option).  Upon  termination  of an Option or portion  thereof,  the Grantee shall have no further right to purchase  shares of Stock pursuant to such Option or portion  thereof.  Whether a leave of absence or leave on military or government  service shall  constitute a termination  of employment for purposes of the Plan shall be  determined by the  Committee,  which  determination  shall be final and  conclusive.  For purposes of the
Plan, a termination of  employment,  service or other  relationship  shall not be deemed to occur if the Grantee is immediately  thereafter  employed  with the  Company  or any other  Service  Provider,  or is  engaged as a Service
Provider  or an Outside  Director of the  Company.  Whether a  termination  of a Service  Provider's  or an Outside
Director's  relationship  with the  Company  shall  have  occurred  shall be  determined  by the  Committee,  which determination shall be final and conclusive.

         11.5     Rights in the Event of Death.  If a Grantee  dies  while  employed  by the  Company  or a Service
Provider,  or while  serving as a Service  Provider or an Outside  Director,  all Options  granted to such  Grantee shall fully vest on the date of death,  and the executors or  administrators  or legatees or  distributees  of such
Grantee's  estate  shall have the right,  at any time  within one year after the date of such  Grantee's  death (or such longer period as the  Committee,  in its  discretion,  may determine  prior to the expiration of such one-year period) and prior to  termination  of the Option  pursuant to  Section 11.2  above,  to exercise any Option held by such Grantee at the date of such Grantee's death.

         11.6     Rights in the Event of  Disability.  If a Grantee  terminates  employment  with the  Company or a
Service  Provider,  or (if the Grantee is a Service Provider who is an individual or is an Outside Director) ceases to provide services to the Company,  in either case by reason of the "permanent and total  disability"  (within the meaning of  Section 22(e)(3)  of the Code) of such Grantee,  such  Grantee's  Options shall  continue to vest,  and shall be  exercisable  to the extent  that they are  vested,  for a period of one year after  such  termination  of employment or service (or such longer  period as the  Committee,  in its  discretion,  may  determine  prior to the expiration of such  one-year  period),  subject to earlier  termination  of the Option as provided in  Section 11.2 above.  Whether a termination  of  employment  or service is to be  considered  by reason of  "permanent  and total disability" for purposes of the Plan shall be determined by the Committee,  which  determination shall be final and conclusive.

         11.7     Limitations  on  Exercise  of Option.  Notwithstanding  any other  provision  of the Plan,  in no event  may any  Option  be  exercised,  in  whole  or in part,  prior  to the  date  the  Plan is  approved  by the shareholders  of the Company as provided  herein,  or after ten years  following  the date upon which the Option is granted,  or after the occurrence of an event referred to in Section 17  hereof which results in termination of the
Option.

         11.8     Method of Exercise.  An Option that is  exercisable  may be exercised by the  Grantee's  delivery to the Company of written notice of exercise on any business day, at the Company's  principal office,  addressed to the  attention  of the  Committee.  Such notice  shall  specify the number of shares of Stock with respect to which the Option is being  exercised  and shall be  accompanied  by payment in full of the Option Price of the shares for which the Option is being  exercised.  The  minimum  number of shares of Stock with  respect to which an Option may be  exercised,  in whole or in part,  at any time shall be the lesser of  (i) 100 shares  or such lesser number set forth in the applicable  Award  Agreement and (ii) the  maximum  number of shares  available for purchase under the
Option at the time of exercise.  Payment of the Option Price for the shares  purchased  pursuant to the exercise of an Option  shall be made (i) in cash or in cash  equivalents;  (ii) through  the tender to the Company of shares of
Stock,  which shares shall be valued,  for  purposes of  determining  the extent to which the Option Price has been paid  thereby,  at their Fair Market Value on the date of exercise,  and which  shares,  if acquired by the Grantee from the Company,  shall have been held by the Grantee for at least six months;  or (iii) by a  combination  of the methods  described in (i) and (ii).  The Committee may provide,  by inclusion of  appropriate  language in an Award
Agreement,  that payment in full of the Option Price need not  accompany  the written  notice of exercise  provided that the notice of exercise  directs that the  certificate  or  certificates  for the shares of Stock for which the
Option is exercised be delivered to a licensed  broker  acceptable  to the Company as the agent for the  individual exercising the Option and, at the time such  certificate or certificates  are delivered,  the broker tenders to the
Company cash (or cash  equivalents  acceptable  to the  Company)  equal to the Option Price for the shares of Stock purchased  pursuant to the exercise of the Option plus the amount (if any) of federal  and/or other taxes which the
Company may in its  judgment,  be required to withhold  with respect to the  exercise of the Option.  An attempt to exercise any Option  granted  hereunder  other than as set forth above shall be invalid and of no force and effect.
Unless  otherwise stated in the applicable  Award  Agreement,  an individual  holding or exercising an Option shall have none of the  rights of a  shareholder  (for  example,  the  right to  receive  cash or  dividend  payments  or distributions  attributable  to the subject shares of Stock or to direct the voting of the subject shares of Stock)
until the shares of Stock  covered  thereby  are fully paid and issued to him.  Except as  provided  in  Section 17 hereof,  no  adjustment  shall be made for  dividends,  distributions  or other rights for which the record date is prior to the date of such issuance.

         11.9     Delivery of Stock  Certificates.  Promptly  after the  exercise of an Option by a Grantee and the payment in full of the Option  Price,  such  Grantee  shall be entitled to the issuance of a stock  certificate  or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

         12.      TRANSFERABILITY OF OPTIONS

         Each Option granted pursuant to this Plan shall, during a Grantee's  lifetime,  be exercisable only by the
Grantee  or  his or her  permitted  transferees,  and  neither  the  Option  nor  any  right  thereunder  shall  be transferable  by the  Grantee,  by  operation  of law or  otherwise,  other  than as may be  provided  in the Award
Agreement  evidencing  such Option or as may be provided  by will or the laws of descent and  distribution.  Except as may be provided in the Award  Agreement  evidencing an Option,  no Option shall be pledged or  hypothecated  (by operation of law or otherwise) or subject to execution, attachment or similar processes.

         13.      RESTRICTED STOCK

         13.1     Grant of Restricted  Stock or Restricted  Stock Units.  The Committee may from time to time grant
Restricted  Stock or  Restricted  Stock Units to persons  eligible to receive such Grants as set forth in Section 6 hereof, subject to such restrictions, conditions and other terms as the Committee may determine.

         13.2     Restrictions.  At the time a Grant of  Restricted  Stock or Restricted  Stock Units is made,  the
Committee  shall  establish a period of time (the  "Restricted  Period")  applicable  to such  Restricted  Stock or
Restricted  Stock Units.  Each Grant of Restricted  Stock or  Restricted  Stock Units may be subject to a different
Restricted  Period.  The  Committee  may,  in its  sole  discretion,  at the time a Grant  of  Restricted  Stock or
Restricted  Stock  Units is made,  prescribe  restrictions  in  addition  to or other  than the  expiration  of the
Restricted  Period,  including the  satisfaction of corporate or individual  performance  objectives,  which may be applicable to all or any portion of the Restricted  Stock or Restricted Stock Units.  Such  performance  objectives shall be  established  in writing by the  Committee  prior to the  ninetieth  day of the year in which the Grant is made and while the  outcome is  substantially  uncertain.  Performance  objectives  shall be based on Stock  price, market share,  sales,  earnings per share, return on equity or costs.  Performance  objectives may include positive results,  maintaining the status quo or limiting  economic losses.  The Committee also may, in its sole discretion, shorten or terminate the Restricted  Period or waive any other  restrictions  applicable to all or a portion of the
Restricted  Stock or Restricted  Stock Units.  Neither  Restricted  Stock nor  Restricted  Stock Units may be sold, transferred,  assigned,  pledged or otherwise  encumbered or disposed of during the  Restricted  Period or prior to the  satisfaction of any other  restrictions  prescribed by the Committee with respect to such Restricted  Stock or
Restricted Stock Units.

         13.3     Restricted  Stock  Certificates.  The Company  shall  issue,  in the name of each Grantee to whom
Restricted Stock has been granted,  stock certificates  representing the total number of shares of Restricted Stock granted to the  Grantee,  as soon as  reasonably  practicable  after the Grant Date.  The  Secretary of the Company shall hold such  certificates  for the Grantee's  benefit until such time as the  Restricted  Stock is forfeited to the Company, or the restrictions lapse.

         13.4     Rights of Holders of  Restricted  Stock.  Unless the  Committee  otherwise  provides  in an Award
Agreement,  holders of  Restricted  Stock  shall  have the right to vote such  Stock and the right to  receive  any dividends  declared or paid with  respect to such Stock.  The  Committee  may provide  that any  dividends  paid on
Restricted  Stock  must be  reinvested  in shares of Stock,  which may or may not be  subject  to the same  vesting conditions  and  restrictions  applicable  to such  Restricted  Stock.  All  distributions,  if any,  received by a
Grantee with respect to Restricted  Stock as a result of any stock split,  stock  dividend,  combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

         13.5     Rights of Holders of  Restricted  Stock  Units.  Unless the  Committee  otherwise  provides in an
Award  Agreement,  holders of  Restricted  Stock Units shall have no rights as  stockholders  of the  Company.  The
Committee may provide in an Award  Agreement  evidencing a Grant of Restricted  Stock Units that the holder of such
Restricted  Stock  Units  shall be  entitled  to  receive,  upon the  Company's  payment of a cash  dividend on its outstanding  Stock,  a cash  payment for each  Restricted  Stock Unit held as of the record date for such  dividend equal to the  per-share  dividend paid on the Stock.  Such Award  Agreement may also provide that such cash payment will be deemed  reinvested in additional  Restricted Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

         13.6     Termination  of Employment or Other  Relationship.  Upon the  termination  of the employment of a
Grantee with the Company or a Service  Provider,  or of a Service  Provider's  relationship  with the  Company,  in either  case  other  than,  in the case of  individuals,  by reason of death or  "permanent  and total  disability"
(within the meaning of  Section 22(e)(3)  of the Code), any Restricted Stock or Restricted Stock Units held by such
Grantee that has not vested,  or with respect to which all applicable  restrictions and conditions have not lapsed, shall  immediately be deemed  forfeited,  unless the  Committee,  in its  discretion,  determines  otherwise.  Upon forfeiture of Restricted  Stock or Restricted  Stock Units,  the Grantee shall have no further  rights with respect to such Grant,  including but not limited to any right to vote Restricted  Stock or any right to receive  dividends with  respect to shares of  Restricted  Stock or  Restricted  Stock  Units.  Whether a leave of absence or leave on military or government  service  shall  constitute a  termination  of employment  for purposes of the Plan shall be determined  by the  Committee,  which  determination  shall be final and  conclusive.  For  purposes of the Plan, a termination  of  employment,  service  or other  relationship  shall  not be  deemed  to occur  if the  Grantee  is immediately  thereafter  employed  with the  Company  or any other  Service  Provider,  or is  engaged as a Service
Provider.  Whether a termination of a Service  Provider's  relationship  with the Company shall have occurred shall be determined by the Committee, which determination shall be final and conclusive.

         13.7     Rights in the Event of Death.  If a Grantee  dies  while  employed  by the  Company  or a Service
Provider or while serving as a Service  Provider,  all Restricted  Stock or Restricted  Stock Units granted to such
Grantee shall fully vest on the date of death,  and the shares of Stock  represented  thereby shall be  deliverable in  accordance  with the  terms of the Plan to the  executors,  administrators,  legatees  or  distributees  of the
Grantee's estate.

         13.8     Rights in the Event of  Disability.  If a Grantee  terminates  employment  with the  Company or a
Service  Provider,  or (if the Grantee is a Service  Provider who is an individual)  ceases to provide  services to the  Company,  in  either  case  by  reason  of the  "permanent  and  total  disability"  (within  the  meaning  of
Section 22(e)(3)  of the Code) of such Grantee,  such Grantee's  Restricted  Stock or Restricted  Stock Units shall continue  to vest in  accordance  with  the  applicable  Award  Agreement  for a  period  of one  year  after  such termination  of employment or service (or such longer period as the  Committee,  in its  discretion,  may determine prior to the expiration of such one-year  period),  subject to the earlier  forfeiture of such Restricted  Stock or
Restricted  Stock Units in accordance with the terms of the applicable  Award  Agreement.  Whether a termination of employment or service is to be considered by reason of "permanent  and total  disability"  for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive.

         13.9     Delivery of Stock and Payment  Therefor.  Upon the  expiration or  termination  of the Restricted
Period and the satisfaction of any other  conditions  prescribed by the Committee,  the restrictions  applicable to shares of  Restricted  Stock or  Restricted  Stock  Units  shall  lapse,  and,  upon  payment by the Grantee to the
Company,  in cash or by check,  of the aggregate par value of the shares of Stock  represented  by such  Restricted
Stock or  Restricted  Stock  Units,  a stock  certificate  for such  shares  shall be  delivered,  free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be.

         14.      PARACHUTE LIMITATIONS

         Notwithstanding  any other provision of this Plan or of any other  agreement,  contract,  or understanding heretofore  or  hereafter  entered  into by a Grantee  with the  Company or any  Subsidiary,  except an  agreement, contract,  or  understanding  hereafter  entered  into that  expressly  modifies  or excludes  application  of this paragraph (an "Other  Agreement"),  and  notwithstanding  any formal or informal plan or other  arrangement for the direct or indirect  provision  of  compensation  to the Grantee  (including  groups or classes of  participants  or beneficiaries of which the Grantee is a member),  whether or not such  compensation is deferred,  is in cash, or is in the form of a benefit to or for the  Grantee  (a  "Benefit  Arrangement"),  if the  Grantee  is a  "disqualified individual,"  as defined in  Section 280G(c)  of the Code, any Option,  Restricted  Stock or Restricted  Stock Unit
held by that  Grantee  and any right to  receive  any  payment  or other  benefit  under this Plan shall not become exercisable  or vested (i) to the extent that such right to exercise,  vesting,  payment,  or benefit,  taking into account all other rights,  payments,  or benefits to or for the Grantee under this Plan, all Other Agreements,  and all Benefit  Arrangements,  would cause any payment or benefit to the Grantee  under this Plan to be  considered  a
"parachute payment" within the meaning of  Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment")
and  (ii) if,  as a result of  receiving a Parachute  Payment,  the  aggregate  after-tax  amounts  received by the
Grantee from the Company under this Plan, all Other  Agreements,  and all Benefit  Arrangements  would be less than the maximum  after-tax  amount that could be received by the Grantee without causing any such payment or benefit to be  considered  a  Parachute  Payment.  In the event  that the  receipt  of any such  right to  exercise,  vesting, payment,  or benefit under this Plan, in  conjunction  with all other rights,  payments,  or benefits to or for the
Grantee  under any Other  Agreement or any Benefit  Arrangement  would cause the Grantee to be  considered  to have received  a  Parachute  Payment  under this Plan that would have the  effect of  decreasing  the  after-tax  amount received by the Grantee as described in  clause (ii)  of the  preceding  sentence,  then the Grantee shall have the right,  in the Grantee's sole  discretion,  to designate those rights,  payments,  or benefits under this Plan, any
Other  Agreements,  and any Benefit  Arrangements  that should be reduced or  eliminated  so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

         15.      REQUIREMENTS OF LAW

         15.1     General.  The  Company  shall  not be  required  to sell or issue any  shares of Stock  under any
Grant if the sale or issuance of such shares would  constitute a violation  by the  Grantee,  any other  individual exercising  an Option,  or the Company of any provision of any law or  regulation  of any  governmental  authority, including  without  limitation  any federal or state  securities  laws or  regulations.  If at any time the Company shall  determine,  in its discretion,  that the listing,  registration or  qualification of any shares subject to a
Grant upon any  securities  exchange or under any  governmental  regulatory  body is  necessary  or  desirable as a condition  of, or in  connection  with,  the  issuance or purchase of shares  hereunder,  no shares of Stock may be issued or sold to the Grantee or any other  individual  exercising  an Option  pursuant  to such Grant  unless such listing,  registration,  qualification,  consent or  approval  shall have been  effected  or  obtained  free of any conditions  not  acceptable  to the  Company,  and any delay  caused  thereby  shall in no way  affect  the date of termination of the Grant.  Specifically,  in connection  with the  Securities  Act, upon the exercise of any Option or the  delivery  of any  shares  of  Restricted  Stock  or  Stock  underlying  Restricted  Stock  Units,  unless a registration  statement under such Act is in effect with respect to the shares of Stock covered by such Grant,  the
Company  shall  not be  required  to sell  or  issue  such  shares  unless  the  Committee  has  received  evidence satisfactory  to it that the  Grantee  or any  other  individual  exercising  an Option  may  acquire  such  shares pursuant to an exemption from  registration  under the Securities Act. Any  determination in this connection by the
Committee  shall be final,  binding,  and  conclusive.  The Company  may,  but shall in no event be  obligated  to, register any  securities  covered  hereby  pursuant to the  Securities  Act. The Company  shall not be obligated to take any  affirmative  action  in order to cause the  exercise  of an  Option  or the  issuance  of shares of Stock pursuant to the Plan to comply with any law or regulation of any  governmental  authority.  As to any  jurisdiction that expressly  imposes the requirement  that an Option shall not be exercisable  until the shares of Stock covered by such Option are  registered or are exempt from  registration,  the exercise of such Option (under  circumstances in which  the laws of such  jurisdiction  apply)  shall  be  deemed  conditioned  upon  the  effectiveness  of such registration or the availability of such an exemption.

         15.2     Rule 16b-3.  It is the intent of the Company  that Grants  pursuant to the Plan and the  exercise of Options  granted  hereunder  will qualify for the  exemption  provided by Rule 16b-3 under the Exchange  Act. To the extent that any  provision  of the Plan or action by the  Committee  does not comply with the  requirements  of
Rule 16b-3, it shall be deemed  inoperative to the extent  permitted by law and deemed  advisable by the Committee, and shall not affect the  validity  of the Plan.  In the event  that Rule 16b-3 is revised or  replaced,  the Board may exercise its  discretion  to modify this Plan in any respect  necessary to satisfy the  requirements  of, or to take advantage of any features of, the revised exemption or its replacement.

         16.      AMENDMENT AND TERMINATION OF THE PLAN

         The Board may, at any time and from time to time, amend,  suspend,  or terminate the Plan as to any shares of Stock as to which Grants have not been made;  provided,  however,  that the Board shall not, without approval of the  Company's  shareholders,  amend the Plan such that it does not comply  with the Code.  The  Company may retain the right in an Award  Agreement to cause a forfeiture  of the gain realized by a Grantee on account of the Grantee taking actions in "competition  with the Company," as defined in the applicable Award Agreement.  Furthermore,  the
Company  may annul a Grant if the Grantee is an employee of the  Company or an  affiliate  and is  terminated  "for cause" as defined in the  applicable  Award  Agreement.  Except as permitted  under this  Section 16  or Section 17 hereof, no amendment,  suspension,  or termination of the Plan shall, without the consent of the Grantee,  alter or impair rights or obligations under any Grant theretofore awarded under the Plan.

         17.      EFFECT OF CHANGES IN CAPITALIZATION

         17.1     Changes in Stock.  If the number of  outstanding  shares of Stock is  increased  or  decreased or the shares of Stock are changed  into or  exchanged  for a different  number or kind of shares or other  securities of the Company on account of any  recapitalization,  reclassification,  stock split, reverse split,  combination of shares,  exchange of shares,  stock dividend or other  distribution  payable in capital stock, or other increase or decrease in such shares effected  without  receipt of  consideration  by the Company  occurring after the Effective
Date, the number and kinds of shares for which Grants of Options,  Restricted  Stock and Restricted Stock Units may
be made under the Plan shall be adjusted  proportionately and accordingly by the Company.  In addition,  the number and kind of shares for which Grants are outstanding shall be adjusted  proportionately  and accordingly so that the proportionate  interest of the Grantee immediately  following such event shall, to the extent  practicable,  be the same as immediately  before such event.  Any such adjustment in outstanding  Options shall not change the aggregate
Option Price payable with respect to shares that are subject to the unexercised  portion of the Option  outstanding but shall  include a  corresponding  proportionate  adjustment  in the Option  Price per  share.  In the event of a spin-off  by the  Company  of the shares of a  subsidiary,  a stock  dividend  for which the  Company  will claim a dividends paid deduction  under Section 561 of the Code (or any successor  provision),  or a pro rata  distribution to all  shareholders  of other  assets of the  Company,  the  Committee  may,  but shall not be  required  to, make appropriate  adjustments  to (i) the number and kind of shares or other  assets for which  outstanding  Options are exercisable and (ii) the per-share exercise price of outstanding Options.

         17.2     Reorganization  in Which the Company Is the  Surviving  Entity and in Which No Change of Control
Occurs.  Subject to  Section 17.3  hereof,  if the Company  shall be the  surviving  entity in any  reorganization, merger, or consolidation of the Company with one or more other entities,  any Option  theretofore  granted pursuant to the Plan  shall  pertain  to and  apply to the  securities  to which a holder  of the  number of shares of Stock
subject  to  such  Option  would  have  been  entitled  immediately  following  such  reorganization,   merger,  or
consolidation,  with a corresponding  proportionate  adjustment of the Option Price per share so that the aggregate
Option Price  thereafter  shall be the same as the aggregate  Option Price of the shares  remaining  subject to the
Option  immediately prior to such  reorganization,  merger,  or consolidation.  Subject to any contrary language in an Award Agreement  evidencing a Grant of Restricted  Stock, any  restrictions  applicable to such Restricted Stock shall apply as well to any  replacement  shares received by the Grantee as a result of the  reorganization,  merger or consolidation.

         17.3     Reorganization,  Sale of Assets or Sale of Stock Which  Involves a Change of Control.  Subject to
the  exceptions  set forth in the last  sentence  of this  Section 17.3,  (i) upon the  occurrence  of a "Change of
Control" (as defined  below),  all  outstanding  shares of  Restricted  Stock and  Restricted  Stock Units shall be deemed to have vested,  and all  restrictions  and  conditions  applicable to such shares of  Restricted  Stock and
Restricted  Stock  Units  shall be deemed to have  lapsed  immediately  prior to the  occurrence  of such Change of
Control,  and  (ii)  fifteen  days  prior to the  scheduled  consummation  of a  Change  of  Control,  all  Options outstanding  hereunder shall become  immediately  exercisable and shall remain  exercisable for a period of fifteen days. Any exercise of an Option during such  fifteen-day  period shall be conditioned  upon the consummation of the
Change of Control and shall be effective only immediately  before the  consummation of the Change of Control.  Upon consummation  of any Change of Control,  the Plan and all  outstanding  but  unexercised  Options shall  terminate.
The Committee  shall send written notice of an event that will result in such a termination to all  individuals who hold Options not later than the time at which the Company gives notice  thereof to its  shareholders.  For purposes of this  Section 17.3,  a "Change of Control"  shall be deemed to occur upon (i) the  dissolution or liquidation of the Company or upon a merger,  consolidation,  or  reorganization of the Company with one or more other entities in which the Company is not the surviving  entity,  (ii) a sale of  substantially  all of the assets of the Company to another entity,  or (iii) any transaction  (including  without  limitation a merger or  reorganization in which the
Company is the  surviving  corporation)  which  results in any person or entity  (other  than  B. Wayne  Hughes and members of his family and their  affiliates)  owning 50% or more of the  combined  voting  power of all  classes of stock of the  Company.  This  Section 17.3  shall  not  apply to any  Change  of  Control  to the  extent  that (A)
provision  is made in writing in  connection  with such Change of Control for the  continuation  of the Plan or the assumption  of the  Options,  Restricted  Stock  and  Restricted  Stock  Units  theretofore  granted,  or  for  the substitution for such Options,  Restricted  Stock and Restricted  Stock Units of new options,  restricted stock and restricted  stock units  covering  the stock of a  successor  corporation,  or a parent,  subsidiary  or  affiliate thereof,  with appropriate  adjustments as to the number and kind of shares and exercise prices, in which event the
Plan and Options,  Restricted  Stock and Restricted  Stock Units  theretofore  granted shall continue in the manner and under the terms so provided or (B) a majority of the full Board  determines  that such Change of Control  shall not trigger application of the provisions of this Section 17.3.

         17.4     Adjustments.  Adjustments  under this Section 17  related to shares of Stock or securities of the
Company  shall  be made by the  Committee,  whose  determination  in that  respect  shall  be  final,  binding  and conclusive.  No fractional  shares or other  securities  shall be issued pursuant to any such  adjustment,  and any fractions  resulting from any such adjustment shall be eliminated in each case by rounding  downward to the nearest whole share.

         17.5     No  Limitations on Company.  The making of Grants  pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments,  reclassifications,  reorganizations,  or changes of its capital or business structure or to merge,  consolidate,  dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

         18.      DISCLAIMER OF RIGHTS

         No  provision  in the Plan or in any  Grant or Award  Agreement  shall be  construed  to  confer  upon any individual  the right to remain in the employ or service of the Company or any  affiliate,  or to  interfere in any way with any  contractual or other right or authority of the Company or any Service  Provider either to increase or decrease the  compensation  or other  payments to any  individual at any time,  or to terminate  any  employment or other  relationship  between any individual and the Company or a Service  Provider.  No provision in the Plan or in any Grant  awarded or Award  Agreement  entered  into  pursuant to the Plan shall be  construed  to confer upon any individual the right to remain in the service of the Company as a director  (including as an Outside Director),  or shall  interfere  with or  restrict  in any way the rights of the  Company's  shareholders  to remove any  director pursuant to the provisions of the California  General  Corporation Law, as from time to time amended.  In addition, notwithstanding  anything  contained in the Plan to the contrary,  unless  otherwise stated in the applicable Award
Agreement,  no Grant  awarded  under the Plan shall be affected by any change of duties or position of the Optionee
(including  a transfer to or from the Company or a Service  Provider),  so long as such  Grantee  continues to be a director,  officer,  consultant,  employee,  or  independent  contractor  (as the case may be) of the  Company or a
Service  Provider.  The  obligation of the Company to pay any benefits  pursuant to this Plan shall be  interpreted as a contractual  obligation to pay only those amounts  described  herein,  in the manner and under the  conditions prescribed  herein.  The Plan shall in no way be  interpreted  to require the Company to transfer  any amounts to a third  party  trustee  or  otherwise  hold any  amounts  in trust or  escrow  for  payment  to any  participant  or beneficiary  under the terms of the Plan.  No Grantee  shall have any of the rights of a  shareholder  with respect to the shares of Stock  subject to an Option except to the extent the  certificates  for such shares of Stock shall have been issued upon the exercise of the Option.

         19.      NONEXCLUSIVITY OF THE PLAN

         Neither the adoption of the Plan nor the  submission  of the Plan to the  shareholders  of the Company for approval  shall be construed as creating any  limitations  upon the right and  authority of the Board to adopt such other incentive  compensation  arrangements  (which  arrangements may be applicable  either generally to a class or classes of individuals or  specifically to a particular  individual or particular  individuals) as the Board in its discretion  determines  desirable,  including,  without  limitation,  the granting of stock options  otherwise than under the Plan.

         20.      WITHHOLDING TAXES

         The Company,  a Subsidiary or a Service Provider,  as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal,  state,  or local taxes of any kind required by law to be withheld  with  respect to the vesting of or other  lapse of  restrictions  applicable  to  Restricted  Stock or
Restricted  Stock  Units or upon the  issuance of any shares of Stock upon the  exercise of an Option.  At the time of such  vesting,  lapse,  or  exercise,  the  Grantee  shall pay to the  Company,  the  Subsidiary  or the Service
Provider,  as the case may be, any amount that the Company,  the Subsidiary or the Service  Provider may reasonably determine to be necessary to satisfy such  withholding  obligation.  Subject to the prior  approval of the Company, the  Subsidiary  or the Service  Provider,  which may be withheld by the  Company,  the  Subsidiary  or the Service
Provider, as the case may be, in its sole discretion,  the Grantee may elect to satisfy such obligations,  in whole or in part,  (i) by  causing  the  Company,  the  Subsidiary  or the Service  Provider to withhold  shares of Stock otherwise  issuable to the Grantee or (ii) by  delivering to the Company,  the  Subsidiary or the Service  Provider
shares of Stock  already  owned by the  Grantee.  The  shares  of Stock so  delivered  or  withheld  shall  have an aggregate  Fair Market Value equal to such  withholding  obligations.  The Fair Market Value of the shares of Stock used to satisfy such  withholding  obligation  shall be  determined by the Company,  the  Subsidiary or the Service
Provider  as of the date that the  amount of tax to be  withheld  is to be  determined.  A Grantee  who has made an election  pursuant to this Section 20 may satisfy his or her withholding  obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

         21.      CAPTIONS

         The use of captions in this Plan or any Award  Agreement  is for the  convenience  of  reference  only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

         22.      OTHER PROVISIONS

         Each Grant awarded under the Plan may contain such other terms and  conditions not  inconsistent  with the
Plan as may be determined by the Committee, in its sole discretion.

         23.      NUMBER AND GENDER

         With respect to words used in this Plan,  the singular form shall  include the plural form,  the masculine gender shall include the feminine gender, etc., as the context requires.

         24.      SEVERABILITY

         If any provision of the Plan or any Award  Agreement  shall be  determined to be illegal or  unenforceable by any court of law in any  jurisdiction,  the  remaining  provisions  hereof and thereof  shall be  severable  and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

         25.      GOVERNING LAW

         The validity and  construction  of this Plan and the instruments  evidencing the Grants awarded  hereunder shall be governed by the laws of the State of California.

                                                    *    *    *

         The Plan was duly  adopted  and  approved by the Board of  Directors  of the Company as of the 15th day of
March, 2001.

                                                              /S/ SARAH HASS
                                                              Sarah Hass
                                                              Secretary of the Company

         The Plan was duly approved by the shareholders of the Company on the ______ day of _______________, 2001.

                                                              ____________________________________________
                                                              Sarah Hass
                                                              Secretary of the Company

PRELIMINARY COPY

                                                                                             PROXY/INSTRUCTION CARD

                                               PUBLIC STORAGE, INC.

                                                701 Western Avenue
                                          Glendale, California 91201-2349

                   This Proxy/Instruction Card is Solicited on Behalf of the Board of Directors

                  The undersigned,  a record holder of Common Stock of Public Storage,  Inc. and/or a record holder of  Depositary  Shares  ("Depositary  Shares")  Each  Representing  1/1,000  of a Share of Equity  Stock,  Series A
("Equity  Stock") of Public Storage,  Inc. and/or a participant in the PS  401(k)/Profit  Sharing Plan (the "401(k)
Plan"),  hereby (i) appoints  B. Wayne Hughes and Harvey Lenkin, or either of them, with power of substitution,  as
Proxies,  to  appear  and  vote,  as  designated  below,  all the  shares  of  Common  Stock  held of record by the undersigned  on March 15,  2001,  at the Annual  Meeting of  Shareholders  to be held on May 10,  2001 (the "Annual
Meeting"),   and  any  adjournments  thereof,   and/or   (ii) authorizes  and  directs  Fleet  National  Bank  (the
"Depositary"),  through its nominee(s),  to vote or execute proxies to vote, as instructed  below, all Equity Stock underlying  the  Depositary  Shares held of record by the  undersigned on March 15, 2001, at the Annual Meeting and any  adjournments  thereof,  and/or (iii)  authorizes and directs the trustee of the 401(k) Plan (the "Trustee") to vote  or  execute  proxies  to  vote,  as  instructed  below,  all the  shares  of  Common  Stock  credited  to the undersigned's  account under the 401(k) Plan on March 15, 2001, at the Annual Meeting and any adjournments thereof, and/or (iv)  authorizes  and directs the  Trustee to  instruct  (in person or by proxy) the  Depositary  to vote or execute proxies to vote, as instructed  below,  all Equity Stock  underlying the Depositary  Shares credited to the undersigned's  account  under the  401(k)  Plan on March 15,  2001,  at the  Annual  Meeting  and any  adjournments thereof.  In their  discretion,  the Proxies and/or the  Depositary  and/or the Trustee are authorized to vote upon such other business as may properly come before the meeting.

                  THE PROXIES,  THE  DEPOSITARY  AND/OR THE TRUSTEE WILL VOTE ALL SHARES OF COMMON STOCK AND EQUITY
STOCK TO WHICH THIS  PROXY/INSTRUCTION  CARD RELATES, IN THE MANNER DIRECTED BY THE UNDERSIGNED.  IF NO INSTRUCTION
IS GIVEN WITH RESPECT TO COMMON  STOCK  AND/OR  DEPOSITARY  SHARES HELD OF RECORD BY THE  UNDERSIGNED,  THE PROXIES
WILL VOTE SUCH COMMON STOCK,  AND/OR THE DEPOSITARY WILL VOTE THE EQUITY STOCK  UNDERLYING SUCH DEPOSITARY  SHARES,
FOR THE ELECTION OF ALL NOMINEES  LISTED ON THE REVERSE AND IN FAVOR OF ITEMS 2  AND 3.  IF NO INSTRUCTION IS GIVEN
WITH  RESPECT TO COMMON STOCK AND/OR  DEPOSITARY  SHARES  CREDITED TO THE  UNDERSIGNED'S  ACCOUNT  UNDER THE 401(k)
PLAN,  THE  TRUSTEE  WILL VOTE SUCH  COMMON  STOCK AT ITS  DISCRETION  AND/OR THE  TRUSTEE AT ITS  DISCRETION  WILL
INSTRUCT THE DEPOSITARY WITH RESPECT TO THE VOTING OF THE EQUITY STOCK UNDERLYING SUCH DEPOSITARY SHARES.

        CONTINUED AND TO BE SIGNED ON REVERSE SIDE                                                 SEE REVERSE
                                                                                                       SIDE

 X  Please mark votes as in this example.

PLEASE  MARK,  SIGN,  DATE AND RETURN THIS  PROXY/INSTRUCTION  CARD IN THE ENCLOSED  ENVELOPE TO BOSTON  EQUISERVE,
SHAREHOLDER SERVICES DIVISION, P.O. BOX 9381, BOSTON, MA  02205-9381.

1.      Election of Directors

        Nominees:  B. Wayne Hughes, Harvey Lenkin, Marvin M. Lotz, B. Wayne Hughes, Jr., Robert J. Abernethy,
        Dann V. Angeloff, William C. Baker, Thomas J. Barrack, Jr., Uri P. Harkham and Daniel C. Staton.

               FOR                         WITHHELD
               ALL                         FROM ALL
        ___    NOMINEES              ___   NOMINEES

        ___    ________________________________________
                For all nominees except as noted above

2.      Approval of an amendment to the Certificate of  Determination  of the Equity Stock to extend the date on or after which the Company may redeem the Equity Stock from March 31, 2005 to March 31, 2010.

               ___   FOR                 ___    AGAINST                   ___    ABSTAIN

3.      Approval of adoption of 2001 Stock Option and Incentive  Plan in the form of Exhibit B to the  accompanying
        Proxy Statement.

               ___   FOR                 ___    AGAINST                   ___    ABSTAIN

4.      Other  matters:  In their  discretion,  the Proxies  and/or the Depositary are authorized to vote upon such other business as may properly come before the meeting.

                                                                MARK HERE FOR ADDRESS CHANGE AND
                                                                NOTE AT LEFT    _____

The  undersigned  acknowledges  receipt of the Notice of Annual Meeting of  Shareholders  and Proxy Statement dated
March ___, 2001.

Please  sign  exactly as your name  appears.  Joint  owners  should  each  sign.  Trustees  and others  acting in a representative capacity should indicate the capacity in which they sign.

Signature:__________________________ Date:_______________ Signature:__________________________ Date:_______________